UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period:	November 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Income Fund

Semiannual report
4 | 30 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Semiannual report
4 | 30 | 17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed investments carry the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

June 6, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Source: Federal Reserve data as of 4/30/17. Past performance is not indicative of future results.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, please see pages 18–52.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

4 Income Fund

Mike is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund is managed by Brett S. Kozlowski, CFA, and Emily E. Shanks.

Mike, what was the fund’s investment environment like during the six-month reporting period ended April 30, 2017?

The environment was generally supportive for riskier assets, but rising interest rates, particularly early in the period, proved to be a headwind for U.S. Treasuries and other rate-sensitive categories.

In the months immediately after the U.S. presidential election, investors were optimistic about the potential for tax cuts and increases in infrastructure and defense spending under the incoming Trump administration. Treasury yields rose sharply during this time, with the yield on the 10-year note reaching 2.60% in mid-December, reflecting investor expectations for higher inflation and potentially expansionary fiscal policy under the new administration.

In March, however, a failed effort to repeal the Affordable Care Act [ACA] triggered uncertainty about the administration’s ability to get its tax-reform and fiscal-stimulus plans passed by Congress. A second attempt at an ACA repeal-and-replace bill was approved by the U.S. House of Representatives in April, but faces an

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6 Income Fund

uncertain outcome when it is taken up by the U.S. Senate.

After posting solid growth in the second half of 2016, the U.S. economy registered disappointing results in 2017’s first quarter, repeating a pattern that we’ve seen over the past two years. U.S. gross domestic product [GDP] grew at a 0.7% annual rate in January through March, the slowest pace of expansion in three years, according to the Commerce Department. Consumers sharply reduced spending on big-ticket items, such as automobiles. At the same time, there were signs of underlying strength in the data. For example, final sales to domestic purchasers — a key measure of the health of domestic demand — rose at a 2.2% annual rate. In our view, temporary factors likely suppressed consumer spending in the first quarter, and we believe GDP may pick up in the second quarter.

The Federal Reserve increased its target for short-term interest rates by a quarter percentage point twice during the period, raising the federal funds rate to a range of 0.75% to 1%. The Fed issued a fairly upbeat statement at its early May policy meeting, saying that it expected economic growth to rebound after a soft first quarter. The central bank signaled that it is likely to continue gradually raising short-term rates this year if its growth forecast appears to be on track.

Within this environment, credit spreads continued to grind tighter, reflecting persistent investor demand for credit risk, as market volatility remained low and corporate earnings growth was positive overall.

The fund comfortably outpaced its benchmark and the average return of its Lipper peer group for the semiannual reporting period. Which holdings and strategies fueled its relative performance?

Our mortgage-credit strategies accounted for the bulk of the fund’s outperformance, led by holdings of mezzanine commercial mortgage-backed securities [CMBS]. Early in the period, our positions in CMBS that were issued before the 2008 financial crisis performed particularly well. However, gains from the sector were pared in February when headlines concerning retail store closures prompted some investors to express a bearish view on certain parts of the CMBS market due to the sector’s exposure to retail properties. Although we agree that retailers face challenges amid evolving shopper preferences and a shift from traditional brick-and-mortar to online commerce, we believe the CMBS held by the fund may have enough credit protection to withstand the changes that are occurring in retail.

Elsewhere within mortgage credit, CMBS interest-only securities and non-agency residential mortgage-backed securities [RMBS] also aided the fund’s relative performance. Within non-agency RMBS, our investments in agency credit risk-transfer securities [CRTS] performed well, as a combination of relatively high yields and high-quality collateral continued to attract investors to this growing market. Furthermore, CRTS provided investors with a productive alternative to deploy their capital as other parts of the non-agency RMBS market continued to shrink.

Our interest-rate and yield-curve positioning also notably contributed versus the benchmark. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — slightly shorter than that of the benchmark. This strategy was particularly helpful in November when intermediate- and long-term Treasury yields rose sharply in response to the U.S. presidential election outcome.

Income Fund 7

How did corporate credit influence performance?

During the period, an average overweight allocation to investment-grade corporate credit, and a modest out-of-benchmark position in high-yield bonds, also aided relative results. Positive sentiment toward both sectors was fueled by investor expectations that economic growth could potentially accelerate if the Trump administration is successful at implementing tax cuts and more-robust fiscal policy. Relatively stable global oil prices also provided a tailwind. Within investment-grade credit, overweight exposure to the financials sector provided the biggest boost. Banks and other financial institutions generally performed well amid higher interest rates and the potential for a more favorable regulatory environment under the new administration.

What detracted versus the benchmark?

There were no major relative detractors. Our prepayment strategies, which we implemented with securities such as interest-only collateralized mortgage obligations [IO CMOs], had a net neutral impact on relative results. On the positive side, IO CMOs performed well amid consistent investor demand for the higher return potential offered by securities with greater risk. Additionally, after spiking early in the period, the yield on the 10-year Treasury stayed in a fairly narrow range for the remainder of the period, keeping mortgage refinancing activity subdued and prepayment speeds slow.

Conversely, adverse results from a strategy that sought to exploit the yield differential between current mortgage rates and longer-term Treasuries detracted from relative performance and negated the benefit of our IO CMO positions.

Elsewhere, not holding any emerging-market [EM] bonds slightly hampered relative performance. EM debt is included in the fund’s benchmark, but is not part of our regular investment strategy.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with these positions. We also employed interest-rate swaps and options to hedge the portfolio’s interest-rate risk, to isolate the prepayment risks associated with our CMO holdings, and to help manage the downside risk of these positions.

What is your outlook for the coming months?

The Labor Department reported that U.S. businesses added 211,000 jobs in April, after adding just 79,000 jobs in March. The unemployment rate fell to 4.4% in April, its lowest level in a decade, reaching a level that many economists consider to be “full employment.” The declining unemployment rate suggests wage pressures could start to build as businesses compete for scarcer workers, though so far wage increases have been modest. It also means, in our view, that the Fed is likely to raise interest rates for the second time this year at its next policy meeting in June, and then likely again in September.

Later this year, we also think the central bank is likely to communicate a plan for beginning the process of winding down its $4.5 trillion portfolio of U.S. Treasuries and mortgage-backed securities. The Fed’s objective is to gently curb stimulus now that the economy appears to be on more stable ground.

Given this outlook, how do you plan to position the fund?

In light of the significant spread tightening that has occurred in the corporate credit market, indicating less-attractive valuation, we thought it was prudent to reduce the fund’s risk there. As a result, we shifted from an overweight allocation in investment-grade bonds to a slight underweight, and plan to maintain that positioning for now. We also hedged the fund’s small position in high-yield bonds.

8 Income Fund

We plan to continue seeking opportunities in mortgage credit and in prepayment-sensitive areas of the market that we believe offer relative value. With the reduction in corporate credit, allocations to these sectors represented an even greater percentage of the total portfolio at period-end than they did at the beginning of the period.

As of period-end, the fund’s duration was modestly shorter than that of the benchmark. We plan to keep it that way for now, given our expectations for moderately higher interest rates in 2017, along with rising inflation.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (11/1/54)
Before sales charge	7.49%	66.23%	5.21%	18.50%	3.45%	3.89%	1.28%	3.92%	1.78%

After sales charge	7.42	59.58	4.78	13.76	2.61	–0.26	–0.09	–0.24	–2.30

Class B (3/1/93)
Before CDSC	7.35	56.45	4.58	14.35	2.72	1.62	0.54	3.20	1.43

After CDSC	7.35	56.45	4.58	12.35	2.36	–1.20	–0.40	–1.80	–3.57

Class C (7/26/99)
Before CDSC	6.69	54.46	4.44	14.36	2.72	1.79	0.59	3.18	1.41

After CDSC	6.69	54.46	4.44	14.36	2.72	1.79	0.59	2.18	0.41

Class M (12/14/94)
Before sales charge	7.07	62.20	4.96	17.24	3.23	3.24	1.07	3.68	1.73

After sales charge	7.01	56.93	4.61	13.43	2.55	–0.11	–0.04	0.31	–1.58

Class R (1/21/03)
Net asset value	7.23	62.02	4.94	17.10	3.21	3.15	1.04	3.59	1.54

Class R5 (7/2/12)
Net asset value	7.59	70.53	5.48	20.17	3.74	4.89	1.60	4.23	1.93

Class R6 (7/2/12)
Net asset value	7.60	71.26	5.53	20.68	3.83	5.18	1.70	4.37	1.92

Class Y (6/16/94)
Net asset value	7.59	70.43	5.48	20.10	3.73	4.86	1.59	4.25	2.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not

10 Income Fund

applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 4/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
U.S. Aggregate Bond	—†	52.32%	4.30%	11.87%	2.27%	8.19%	2.66%	0.83%	–0.67%
Index

Lipper Core Bond
Funds category	—†	47.74	3.94	12.18	2.32	7.14	2.32	1.44	–0.35
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/17, there were 510, 498, 435, 393, and 289 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.120		$0.096	$0.095	$0.114		$0.113	$0.132	$0.132	$0.127

Capital gains	—		—	—	—		—	—	—	—

Total	$0.120		$0.096	$0.095	$0.114		$0.113	$0.132	$0.132	$0.127

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/16	$6.89	$7.18	$6.82	$6.84	$6.72	$6.95	$6.84	$6.97	$7.00	$6.99

4/30/17	6.89	7.18	6.82	6.84	6.72	6.95	6.83	6.97	7.00	7.00

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate[1]	3.48%	3.34%	2.82%	2.81%	3.39%	3.28%	3.34%	3.79%	3.77%	3.60%

Current 30-day
SEC yield[2]	N/A	3.38	2.77	2.77	N/A	3.16	3.28	3.82	3.89	3.77

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (11/1/54)
Before sales charge	7.49%	65.93%	5.19%	18.77%	3.50%	4.22%	1.39%	4.65%	0.17%

After sales charge	7.42	59.30	4.77	14.02	2.66	0.05	0.02	0.46	–3.84

Class B (3/1/93)
Before CDSC	7.35	56.19	4.56	14.45	2.74	1.93	0.64	3.77	–0.19

After CDSC	7.35	56.19	4.56	12.45	2.37	–0.90	–0.30	–1.23	–5.11

Class C (7/26/99)
Before CDSC	6.68	53.72	4.39	14.29	2.71	1.82	0.60	3.75	–0.20

After CDSC	6.68	53.72	4.39	14.29	2.71	1.82	0.60	2.75	–1.18

Class M (12/14/94)
Before sales charge	7.06	61.65	4.92	17.17	3.22	3.42	1.13	4.27	0.08

After sales charge	7.01	56.39	4.57	13.36	2.54	0.06	0.02	0.88	–3.17

Class R (1/21/03)
Net asset value	7.22	61.48	4.91	17.20	3.22	3.48	1.15	4.32	0.07

Class R5 (7/2/12)
Net asset value	7.59	70.21	5.46	20.43	3.79	5.07	1.66	4.95	0.34

Class R6 (7/2/12)
Net asset value	7.60	70.94	5.51	20.95	3.88	5.37	1.76	5.09	0.48

Class Y (6/16/94)
Net asset value	7.59	69.90	5.44	20.21	3.75	4.90	1.61	4.82	0.27

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 10/31/16	0.87%	1.62%	1.62%	1.12%	1.12%	0.57%	0.50%	0.62%

Annualized expense ratio
for the six-month period
ended 4/30/17	0.88%	1.63%	1.63%	1.13%	1.13%	0.58%	0.51%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.40	$8.14	$8.14	$5.65	$5.65	$2.90	$2.55	$3.16

Ending value (after expenses)	$1,017.80	$1,014.30	$1,014.10	$1,017.30	$1,015.40	$1,019.30	$1,019.20	$1,020.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.41	$8.15	$8.15	$5.66	$5.66	$2.91	$2.56	$3.16

Ending value (after expenses)	$1,020.43	$1,016.71	$1,016.71	$1,019.19	$1,019.19	$1,021.92	$1,022.27	$1,021.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages.

The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates.

14 Income Fund

A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

• Agency credit risk transfer security (CRTS) is backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in a CRTS is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRTS offer a higher yield than conventional pass-through securities. Similar to CMBS, CRTS are structured into various tranches offering different levels of risk and yield based on the underlying reference pool.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Fund 17

The fund’s portfolio 4/30/17 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (99.2%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (7.7%)

Government National Mortgage Association Pass-Through Certificates

5.00%, with due dates from 7/20/41 to 9/20/42	$3,650,315	$4,030,083

5.00%, TBA, 5/1/47	2,000,000	2,157,031

4.687%, 6/20/65	27,099	29,595

4.666%, 5/20/65	279,811	305,347

4.653%, 6/20/65	154,541	168,780

4.591%, 6/20/65	40,401	43,910

4.59%, 5/20/65	57,418	62,654

4.529%, 8/20/65	74,718	81,124

4.511%, 6/20/65	41,463	45,038

4.507%, 5/20/65	1,082,138	1,172,559

4.50%, with due dates from 5/20/45 to 4/20/46	4,071,820	4,461,367

4.474%, 5/20/65	79,493	85,964

4.415%, 6/20/65	27,004	29,207

4.00%, with due dates from 9/20/40 to 3/20/46	13,784,035	14,889,127

4.00%, TBA, 5/1/47	3,000,000	3,171,563

3.50%, with due dates from 9/15/42 to 2/20/47	16,917,503	17,688,361

3.50%, TBA, 5/1/47	32,000,000	33,250,000

3.00%, with due dates from 3/20/43 to 10/20/46	3,544,596	3,596,043

3.00%, TBA, 5/1/47	39,000,000	39,524,063

		124,791,816

U.S. Government Agency Mortgage Obligations (91.5%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

5.00%, 3/1/41	669,355	737,284

4.50%, with due dates from 7/1/44 to 3/1/45	1,920,963	2,104,561

4.00%, with due dates from 12/1/44 to 9/1/45	13,286,417	14,138,441

3.50%, with due dates from 4/1/42 to 1/1/47	25,366,604	26,182,855

3.50%, TBA, 5/1/47	2,000,000	2,056,562

3.00%, 7/1/43	7,601	7,612

Federal National Mortgage Association Pass-Through Certificates

6.00%, with due dates from 2/1/36 to 5/1/41	5,087,951	5,797,902

6.00%, TBA, 5/1/47	2,000,000	2,264,688

5.50%, with due dates from 1/1/33 to 2/1/35	826,411	922,882

5.00%, with due dates from 3/1/40 to 1/1/44	2,594,030	2,849,608

4.50%, with due dates from 2/1/41 to 10/1/46	14,099,848	15,290,293

4.50%, TBA, 5/1/47	53,000,000	57,032,971

4.00%, with due dates from 5/1/43 to 6/1/46	17,088,331	18,160,012

4.00%, TBA, 5/1/47	39,000,000	41,077,967

3.50%, with due dates from 5/1/42 to 2/1/47	33,705,147	34,844,405

3.50%, 6/1/31	967,384	1,018,814

3.50%, TBA, 6/1/47	505,000,000	518,256,250

3.50%, TBA, 5/1/47	505,000,000	519,321,497

3.00%, with due dates from 9/1/42 to 10/1/46	13,408,518	13,444,503

3.00%, TBA, 5/1/47	146,000,000	145,874,528

2.50%, TBA, 5/1/47	76,000,000	73,185,629

		1,494,569,264

Total U.S. government and agency mortgage obligations (cost $1,612,468,348)		$1,619,361,080

18 Income Fund

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value

U.S. Treasury Notes 2.00%, 9/30/20 ∆ §	$429,000	$435,164

Total U.S. treasury obligations (cost $428,864)		$435,164

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)*	amount	Value

Agency collateralized mortgage obligations (18.2%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 21.792%, 4/15/37	$840,260	$1,298,212

IFB Ser. 2976, Class LC, 20.774%, 5/15/35	108,949	160,132

IFB Ser. 2979, Class AS, 20.627%, 3/15/34	307	309

IFB Ser. 3249, Class PS, 18.993%, 12/15/36	252,027	354,222

IFB Ser. 3065, Class DC, 16.877%, 3/15/35	623,689	904,533

IFB Ser. 2990, Class LB, 14.404%, 6/15/34	484,963	582,574

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
5.141%, 1/25/25	8,233,285	8,910,256

IFB Ser. 3852, Class NT, 5.006%, 5/15/41	1,705,996	1,729,105

Ser. 4132, Class IP, IO, 4.50%, 11/15/42	6,621,545	1,077,219

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	2,626,495	530,289

Ser. 4018, Class DI, IO, 4.50%, 7/15/41	3,020,044	432,339

Ser. 3707, Class PI, IO, 4.50%, 7/15/25	1,402,002	104,222

Ser. 4546, Class TI, IO, 4.00%, 12/15/45	19,046,801	3,142,722

Ser. 4500, Class GI, IO, 4.00%, 8/15/45	15,216,195	2,882,100

Ser. 4121, Class MI, IO, 4.00%, 10/15/42	17,907,383	3,469,555

Ser. 4116, Class MI, IO, 4.00%, 10/1/42	6,970,814	1,365,394

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.591%, 12/25/27	3,142,415	3,224,306

Ser. 4165, Class AI, IO, 3.50%, 2/15/43	12,129,515	2,011,923

Ser. 4122, Class AI, IO, 3.50%, 10/15/42	6,174,730	807,204

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
3.191%, 10/25/28	1,100,000	1,125,462

Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
3.191%, 3/25/25	1,101,674	1,114,978

Ser. 4182, Class GI, IO, 3.00%, 1/15/43	20,332,330	1,672,773

Ser. 4141, Class PI, IO, 3.00%, 12/15/42	7,297,277	857,357

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	17,429,374	1,860,760

Ser. 4176, Class DI, IO, 3.00%, 12/15/42	20,083,758	2,164,828

Ser. 4171, Class NI, IO, 3.00%, 6/15/42	11,228,078	1,183,327

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	6,508,134	629,987

Ser. 4201, Class JI, IO, 3.00%, 12/15/41	18,745,092	1,719,495

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	8,163,997	796,362

Ser. 4004, IO, 3.00%, 3/15/26	11,043,988	646,747

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M1,
2.241%, 10/25/28	1,536,502	1,540,116

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
2.191%, 11/25/28	1,948,433	1,954,393

Ser. 315, PO, zero %, 9/15/43	15,870,680	12,365,761

Ser. 3835, Class FO, PO, zero %, 4/15/41	5,969,426	5,149,472

Ser. 3369, Class BO, PO, zero %, 9/15/37	13,189	11,034

Ser. 3391, PO, zero %, 4/15/37	126,384	107,597

Ser. 3300, PO, zero %, 2/15/37	186,568	161,561

Ser. 3206, Class EO, PO, zero %, 8/15/36	9,344	8,237

Income Fund 19

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Ser. 3175, Class MO, PO, zero %, 6/15/36	$32,501	$27,324

Ser. 3210, PO, zero %, 5/15/36	28,454	25,805

Ser. 3326, Class WF, zero %, 10/15/35	12,144	9,125

FRB Ser. 3117, Class AF, zero %, 2/15/36	14,243	10,950

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 33.957%, 7/25/36	422,140	773,088

IFB Ser. 06-8, Class HP, 20.935%, 3/25/36	408,577	648,857

IFB Ser. 05-122, Class SE, 19.633%, 11/25/35	699,614	949,038

IFB Ser. 05-75, Class GS, 17.278%, 8/25/35	206,559	270,134

IFB Ser. 05-106, Class JC, 17.053%, 12/25/35	497,680	730,253

IFB Ser. 05-83, Class QP, 14.819%, 11/25/34	83,030	102,846

IFB Ser. 11-4, Class CS, 10.919%, 5/25/40	802,247	925,067

Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
5.891%, 11/25/24	4,680,000	5,339,464

Ser. 421, Class C6, IO, 4.00%, 5/25/45	10,035,586	2,002,089

Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	10,780,175	1,417,593

Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	15,153,786	2,876,189

Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	14,810,402	2,601,609

Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	9,865,647	1,343,345

Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	9,071,102	1,270,059

Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	17,992,993	2,608,604

Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	6,150,843	871,308

Ser. 12-118, Class IC, IO, 3.50%, 11/25/42	15,815,972	2,810,891

Ser. 14-10, IO, 3.50%, 8/25/42	8,747,667	1,376,703

Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	12,304,184	1,377,537

Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	14,800,322	1,732,333

Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	13,308,682	1,212,421

Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	5,800,075	658,889

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	8,314,137	932,015

Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	11,758,276	1,228,740

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	5,956,967	487,876

Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	9,854,054	857,401

Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	17,258,398	1,437,625

Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	12,883,286	1,089,926

Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	4,983,343	347,638

Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	6,154,341	430,188

Ser. 14-59, Class AI, IO, 3.00%, 10/25/40	13,529,023	1,471,958

Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	17,570,722	1,906,423

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M1,
2.991%, 10/25/28	3,612,578	3,677,987

Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M1,
2.941%, 11/25/24	136,104	136,444

Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M1,
2.191%, 7/25/24	38,176	38,271

Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
2.191%, 7/25/24	485,366	486,507

FRB Ser. 01-50, Class B1, IO, 0.404%, 10/25/41	438,353	5,205

FRB Ser. 05-W4, Class 1A, IO, 0.06%, 8/25/45	129,925	81

20 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

FRB Ser. 02-W6, Class 1A, IO, 0.054%, 6/25/42	$642,388	$151

Ser. 03-34, Class P1, PO, zero %, 4/25/43	156,495	129,670

Ser. 07-64, Class LO, PO, zero %, 7/25/37	39,233	36,133

Ser. 07-14, Class KO, PO, zero %, 3/25/37	157,450	131,690

Ser. 06-125, Class OX, PO, zero %, 1/25/37	14,091	11,866

Ser. 06-84, Class OT, PO, zero %, 9/25/36	13,838	11,656

Ser. 06-46, Class OC, PO, zero %, 6/25/36	12,841	10,719

Government National Mortgage Association

Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	15,573,189	3,048,919

IFB Ser. 13-129, Class SN, IO, 5.157%, 9/20/43	2,907,193	461,750

Ser. 14-76, IO, 5.00%, 5/20/44	7,942,797	1,632,620

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	3,685,180	780,392

Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	307,470	21,220

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	1,724,394	105,827

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	2,508,831	528,937

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	22,073,448	4,674,472

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	10,368,538	2,178,637

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	6,463,400	1,085,140

Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	14,204,402	2,445,903

Ser. 12-129, IO, 4.50%, 11/16/42	7,554,749	1,751,493

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	3,812,976	763,369

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	3,903,847	775,050

Ser. 11-116, Class IA, IO, 4.50%, 10/20/39	3,074,365	307,928

Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	23,227,041	2,662,051

Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	11,833,021	1,446,823

Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	22,656,368	3,941,755

Ser. 15-94, IO, 4.00%, 7/20/45	852,617	195,739

Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	5,466,930	940,768

Ser. 15-60, Class IP, IO, 4.00%, 4/20/45	20,042,721	3,579,830

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	20,144,259	4,371,465

Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	7,045,713	1,259,703

Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	10,959,957	1,611,114

Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	13,926,434	2,241,636

Ser. 13-4, Class IC, IO, 4.00%, 9/20/42	16,212,540	3,722,837

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	7,873,831	1,401,276

Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	17,783,510	2,772,449

Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	5,942,842	603,432

Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	10,462,701	1,190,164

Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	14,584,633	1,159,048

Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	13,405,590	1,382,275

Ser. 13-53, Class IA, IO, 4.00%, 12/20/26	10,841,622	1,208,997

Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	18,626,925	2,643,142

Ser. 15-77, Class DI, IO, 3.50%, 5/20/45	11,576,144	1,723,804

Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	17,781,271	2,400,472

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	11,597,490	2,011,515

Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	8,434,918	1,717,147

Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	12,446,243	1,982,077

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	5,300,760	741,258

Income Fund 21

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	$4,417,233	$686,217

Ser. 12-145, IO, 3.50%, 12/20/42	7,474,782	1,194,600

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	5,375,704	836,997

Ser. 12-136, IO, 3.50%, 11/20/42	18,163,724	3,706,090

Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	24,232,491	5,178,822

Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	7,202,079	980,527

Ser. 14-141, Class GI, IO, 3.50%, 6/20/41	11,524,596	1,352,982

Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	11,454,766	1,364,263

Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	6,403,214	750,457

Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	9,756,999	1,308,638

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	18,757,990	2,613,644

Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	3,946,892	382,272

Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	38,108,397	4,054,733

Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	19,451,697	1,715,978

Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	12,658,572	1,553,523

Ser. 14-145, Class PI, IO, 3.50%, 10/20/29	10,328,601	1,255,958

Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	18,853,132	2,084,421

Ser. 13-8, Class BI, IO, 3.00%, 11/20/42	14,815,740	2,091,076

Ser. 13-53, Class PI, IO, 3.00%, 4/20/41	9,448,816	1,073,669

Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	9,175,277	801,350

Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	19,849,441	2,127,979

Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	5,623,782	468,275

Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	8,141,778	742,783

Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	8,444,151	766,231

Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	15,733,703	1,501,530

Ser. 16-H23, Class NI, IO, 2.584%, 10/20/66	44,769,106	6,146,798

Ser. 16-H24, Class JI, IO, 2.49%, 11/20/66	16,772,325	2,201,368

Ser. 15-H25, Class CI, IO, 2.32%, 10/20/65	27,778,577	3,000,086

Ser. 15-H26, Class DI, IO, 2.282%, 10/20/65	23,130,756	2,530,505

FRB Ser. 15-H16, Class XI, IO, 2.227%, 7/20/65	26,532,033	3,029,958

Ser. 17-H08, Class NI, IO, 2.176%, 3/20/67	16,253,762	2,082,107

Ser. 16-H02, Class HI, IO, 2.133%, 1/20/66	53,316,229	5,081,037

Ser. 16-H04, Class KI, IO, 2.119%, 2/20/66	34,920,712	2,990,086

Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66	39,099,129	4,276,467

Ser. 15-H15, Class JI, IO, 1.944%, 6/20/65	20,536,561	2,146,071

Ser. 15-H12, Class AI, IO, 1.851%, 5/20/65	31,083,090	2,941,268

Ser. 15-H20, Class AI, IO, 1.829%, 8/20/65	29,833,843	2,872,999

Ser. 15-H10, Class CI, IO, 1.804%, 4/20/65	31,463,698	3,052,388

Ser. 15-H12, Class GI, IO, 1.791%, 5/20/65	40,540,407	3,741,880

Ser. 15-H12, Class EI, IO, 1.692%, 4/20/65	31,087,552	2,661,094

Ser. 15-H09, Class BI, IO, 1.691%, 3/20/65	35,943,216	2,968,910

Ser. 15-H01, Class CI, IO, 1.639%, 12/20/64	29,308,727	1,893,344

Ser. 15-H17, Class CI, IO, 1.618%, 6/20/65	30,647,763	1,982,910

Ser. 15-H25, Class AI, IO, 1.612%, 9/20/65	26,888,853	2,172,619

Ser. 15-H14, Class BI, IO, 1.584%, 5/20/65	2,527,640	155,197

Ser. 15-H28, Class DI, IO, 1.55%, 8/20/65	30,632,859	2,328,097

Ser. 14-H11, Class GI, IO, 1.48%, 6/20/64	56,263,702	4,321,052

Ser. 14-H07, Class BI, IO, 1.455%, 5/20/64	43,590,807	3,378,288

22 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 10-H19, Class GI, IO, 1.405%, 8/20/60	$35,067,664	$2,100,553

IFB Ser. 11-70, Class YI, IO, 0.15%, 12/20/40	15,248,618	81,066

Ser. 10-151, Class KO, PO, zero %, 6/16/37	303,281	253,158

Ser. 06-36, Class OD, PO, zero %, 7/16/36	21,100	17,781

		297,367,090

Commercial mortgage-backed securities (22.3%)

Banc of America Commercial Mortgage Trust

Ser. 06-4, Class AJ, 5.695%, 7/10/46	6,025,343	6,014,006

FRB Ser. 07-1, Class XW, IO, 0.413%, 1/15/49	2,313,569	11,420

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.478%, 2/10/51	11,178,096	11,855

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A

FRB Ser. 04-5, Class XC, IO, 0.423%, 11/10/41	1,360,942	13,929

FRB Ser. 04-4, Class XC, IO, 0.019%, 7/10/42	469,186	94

FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42	35,332,534	3,533

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	8,227,000	7,959,623

FRB Ser. 04-PR3I, Class X1, IO, 0.26%, 2/11/41	208,833	1,023

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.328%, 3/11/39	6,934,025	6,629,066

FRB Ser. 06-PW14, Class X1, IO, 0.534%, 12/11/38	1,660,086	18,610

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.662%, 7/15/29	743,623	17,081

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.53%, 12/11/49	1,892,733	568

CFCRE Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class D, 5.945%, 12/15/47	1,108,000	1,106,615

FRB Ser. 11-C2, Class E, 5.945%, 12/15/47	3,258,000	3,274,093

Citigroup Commercial Mortgage Trust

FRB Ser. 06-C4, Class C, 6.193%, 3/15/49	2,410,000	2,410,000

FRB Ser. 13-GC17, Class XA, IO, 1.60%, 11/10/46	67,006,434	3,187,295

FRB Ser. 14-GC19, Class XA, IO, 1.389%, 3/10/47	84,884,416	4,908,866

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 14-GC21, Class D, 4.996%, 5/10/47	2,744,000	2,319,778

FRB Ser. 13-GC11, Class E, 4.602%, 4/10/46	7,414,000	5,432,238

FRB Ser. 06-C5, Class XC, IO, 0.625%, 10/15/49	15,101,742	36,244

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.99%, 5/15/46	3,971,000	3,979,120

COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3,
Class XA, IO, 2.229%, 10/15/45	36,457,074	2,643,455

COMM Mortgage Trust

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	3,183,580	3,185,808

FRB Ser. 14-CR18, Class C, 4.894%, 7/15/47	1,878,000	1,948,801

Ser. 13-CR11, Class AM, 4.715%, 8/10/50	949,000	1,032,151

FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47	2,261,000	2,174,660

FRB Ser. 12-CR1, Class XA, IO, 2.062%, 5/15/45	21,295,559	1,647,761

FRB Ser. 14-LC15, Class XA, IO, 1.515%, 4/10/47	89,932,156	5,132,068

FRB Ser. 13-LC13, Class XA, IO, 1.508%, 8/10/46	80,630,104	3,654,156

Income Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

COMM Mortgage Trust

FRB Ser. 14-CR18, Class XA, IO, 1.40%, 7/15/47	$57,640,976	$3,174,865

FRB Ser. 14-CR17, Class XA, IO, 1.312%, 5/10/47	53,030,663	2,784,110

FRB Ser. 14-UBS6, Class XA, IO, 1.195%, 12/10/47	56,998,856	3,026,639

FRB Ser. 14-LC17, Class XA, IO, 1.126%, 10/10/47	27,675,124	1,154,053

COMM Mortgage Trust 144A

Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	1,463,050

Ser. 13-LC13, Class E, 3.719%, 8/10/46	2,278,000	1,512,136

Ser. 14-CR18, Class E, 3.60%, 7/15/47	6,808,000	4,154,922

FRB Ser. 12-LC4, Class XA, IO, 2.388%, 12/10/44	44,911,662	3,530,057

FRB Ser. 06-C8, Class XS, IO, 0.821%, 12/10/46	8,069,721	416

Credit Suisse Commercial Mortgage Trust 144A

FRB Ser. 08-C1, Class AJ, 6.507%, 2/15/41	9,861,000	8,989,288

FRB Ser. 07-C2, Class AX, IO, 0.11%, 1/15/49	14,592,946	88

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	307,950	312,790

FRB Ser. 03-C3, Class AX, IO, 2.207%, 5/15/38	1,323,199	224

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.943%, 4/15/50	5,324,000	4,517,760

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	51,348	51,348

DBUBS Mortgage Trust 144A

FRB Ser. 11-LC2A, Class D, 5.727%, 7/10/44	1,216,234	1,276,509

FRB Ser. 11-LC3A, Class D, 5.51%, 8/10/44	3,281,000	3,386,320

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.11%, 7/10/45	3,512,799	21

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.238%, 12/10/49	40,223,136	95,047

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.783%, 5/10/43	4,079,514	7,740

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.735%, 2/10/46	65,377,583	4,452,213

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.557%, 2/10/46	1,766,000	1,679,819

FRB Ser. 13-GC10, Class E, 4.557%, 2/10/46	3,347,000	2,602,293

GS Mortgage Securities Trust

FRB Ser. 14-GC18, Class C, 5.11%, 1/10/47	3,103,000	3,239,374

FRB Ser. 13-GC12, Class XA, IO, 1.691%, 6/10/46	38,391,467	2,460,893

FRB Ser. 14-GC18, Class XA, IO, 1.294%, 1/10/47	43,995,809	2,311,584

FRB Ser. 14-GC22, Class XA, IO, 1.194%, 6/10/47	68,305,350	3,564,788

FRB Ser. 14-GC24, Class XA, IO, 0.986%, 9/10/47	47,664,963	2,110,605

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.841%, 1/10/45	7,889,376	7,614,826

FRB Ser. 14-GC18, Class D, 5.11%, 1/10/47	943,000	805,639

Ser. 11-GC3, Class E, 5.00%, 3/10/44	1,692,000	1,570,176

FRB Ser. 13-GC12, Class D, 4.584%, 6/10/46	8,814,000	7,775,711

FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	482,569	5

JPMBB Commercial Mortgage Securities Trust

FRB Ser. 13-C14, Class C, 4.709%, 8/15/46	1,751,000	1,792,235

FRB Ser. 14-C25, Class XA, IO, 1.14%, 11/15/47	34,069,536	1,754,581

24 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C14, Class E, 4.709%, 8/15/46	$4,051,000	$3,320,200

FRB Ser. C14, Class D, 4.709%, 8/15/46	5,919,000	5,498,399

FRB Ser. 14-C25, Class D, 4.096%, 11/15/47	5,974,000	4,676,447

Ser. 14-C25, Class E, 3.332%, 11/15/47	4,818,000	2,901,881

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.37%, 2/12/51	2,441,000	2,500,805

FRB Ser. 06-LDP7, Class B, 6.138%, 4/17/45	3,516,000	597,720

Ser. 06-LDP8, Class D, 5.618%, 5/15/45	6,280,000	6,178,829

Ser. 06-LDP8, Class B, 5.52%, 5/15/45	934,876	946,394

Ser. 04-LN2, Class A2, 5.115%, 7/15/41	32,848	32,874

FRB Ser. 12-LC9, Class XA, IO, 1.859%, 12/15/47	52,285,270	3,414,751

FRB Ser. 13-LC11, Class XA, IO, 1.566%, 4/15/46	58,014,316	3,430,967

FRB Ser. 13-C10, Class XA, IO, 1.323%, 12/15/47	97,827,908	4,818,514

FRB Ser. 13-C16, Class XA, IO, 1.285%, 12/15/46	57,468,281	2,573,453

FRB Ser. 06-LDP8, Class X, IO, 0.536%, 5/15/45	3,406,857	118

FRB Ser. 07-LDPX, Class X, IO, 0.318%, 1/15/49	12,251,189	117,853

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.47%, 2/12/51	6,690,000	6,021,000

FRB Ser. 07-CB20, Class C, 6.47%, 2/12/51	1,556,000	1,369,280

FRB Ser. 10-C1, Class D, 6.401%, 6/15/43	3,646,000	3,433,693

FRB Ser. 11-C3, Class E, 5.801%, 2/15/46	2,103,000	2,063,884

FRB Ser. 11-C3, Class F, 5.801%, 2/15/46	4,436,000	4,244,808

FRB Ser. 12-C6, Class E, 5.313%, 5/15/45	3,590,000	3,371,728

FRB Ser. 12-C8, Class D, 4.807%, 10/15/45	2,751,000	2,673,697

FRB Ser. 12-C8, Class E, 4.807%, 10/15/45	3,219,000	2,989,749

FRB Ser. 12-LC9, Class D, 4.535%, 12/15/47	621,000	624,540

Ser. 13-C10, Class E, 3.50%, 12/15/47	2,068,000	1,520,600

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	2,038,000	1,398,272

FRB Ser. 05-CB12, Class X1, IO, 0.435%, 9/12/37	2,440,563	6,309

FRB Ser. 06-LDP6, Class X1, IO, 0.023%, 4/15/43	1,244,957	1

LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	143,475	146,931

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	3,606,000	288,480

FRB Ser. 06-C6, Class B, 5.472%, 9/15/39	5,115,000	460,350

Ser. 06-C1, Class AJ, 5.276%, 2/15/41	3,091,217	3,092,762

FRB Ser. 07-C2, Class XW, IO, 0.474%, 2/15/40	603,638	58

LB-UBS Commercial Mortgage Trust 144A

FRB Ser. 05-C5, Class XCL, IO, 0.494%, 9/15/40	10,716,893	76,934

FRB Ser. 05-C7, Class XCL, IO, 0.478%, 11/15/40	4,896,005	32,419

FRB Ser. 07-C2, Class XCL, IO, 0.474%, 2/15/40	13,370,826	1,286

FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	1,872,872	131

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.369%, 4/20/48	3,057,000	2,574,514

Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ,
6.502%, 2/12/51	854,000	867,835

Income Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Merrill Lynch Mortgage Trust 144A

FRB Ser. 04-KEY2, Class XC, IO, 0.683%, 8/12/39	$1,010,197	$4,201

FRB Ser. 05-MCP1, Class XC, IO, 0.005%, 6/12/43	1,487,733	6

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	74,549	5,420

FRB Ser. 05-C3, Class X, IO, 7.156%, 5/15/44	66,869	729

FRB Ser. 06-C4, Class X, IO, 3.516%, 7/15/45	579,340	8,111

Morgan Stanley Bank of America Merrill Lynch Trust

FRB Ser. 13-C7, Class XA, IO, 1.628%, 2/15/46	60,059,680	3,585,563

FRB Ser. 13-C12, Class XA, IO, 1.069%, 10/15/46	119,389,284	3,863,115

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 14-C15, Class E, 5.057%, 4/15/47	4,378,000	3,167,045

Ser. 14-C17, Class D, 4.854%, 8/15/47	4,368,000	3,723,308

FRB Ser. 13-C11, Class D, 4.515%, 8/15/46	5,438,000	4,594,022

FRB Ser. 13-C11, Class F, 4.515%, 8/15/46	6,212,000	4,376,354

FRB Ser. 13-C7, Class D, 4.398%, 2/15/46	1,206,000	1,113,713

FRB Ser. 13-C10, Class E, 4.219%, 7/15/46	5,447,000	4,485,060

Ser. 14-C17, Class E, 3.50%, 8/15/47	4,422,000	2,793,820

Morgan Stanley Capital I Trust

Ser. 06-HQ9, Class C, 5.842%, 7/12/44	3,642,000	3,635,256

Ser. 07-HQ11, Class D, 5.587%, 2/12/44	3,784,000	311,381

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	2,615,643	2,606,488

Morgan Stanley Capital I Trust 144A

FRB Ser. 08-T29, Class C, 6.495%, 1/11/43	3,069,000	3,123,014

FRB Ser. 08-T29, Class D, 6.495%, 1/11/43	6,823,000	6,765,005

FRB Ser. 08-T29, Class F, 6.495%, 1/11/43	3,094,000	2,900,625

FRB Ser. 11-C3, Class E, 5.327%, 7/15/49	308,000	306,439

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	1,687,613	126,571

UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class XA, IO,
2.273%, 5/10/45	13,100,733	1,109,012

UBS-Barclays Commercial Mortgage Trust 144A

Ser. 12-C2, Class F, 5.00%, 5/10/63	2,565,000	1,741,379

FRB Ser. 12-C4, Class XA, IO, 1.893%, 12/10/45	65,844,819	4,575,168

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.309%, 6/15/45	3,091,000	2,271,885

Ser. 07-C30, Class AJ, 5.413%, 12/15/43	712,531	715,637

FRB Ser. 06-C29, IO, 0.496%, 11/15/48	20,771,125	831

FRB Ser. 07-C34, IO, 0.463%, 5/15/46	8,956,147	13,434

Wachovia Bank Commercial Mortgage Trust 144A

FRB Ser. 05-C21, Class E, 5.471%, 10/15/44	4,945,000	4,662,789

FRB Ser. 06-C26, Class XC, IO, 0.067%, 6/15/45	3,841,527	768

FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42	289,031	29

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.554%, 8/15/50	51,487,653	3,073,298

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777%, 10/15/45	1,806,000	1,453,469

Ser. 14-LC18, Class D, 3.957%, 12/15/47	8,305,590	6,723,642

26 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust

Ser. 13-C12, Class AS, 3.56%, 3/15/48	$2,875,000	$2,952,079

FRB Ser. 14-C22, Class XA, IO, 1.075%, 9/15/57	37,433,063	1,773,204

FRB Ser. 13-C14, Class XA, IO, 0.951%, 6/15/46	83,683,925	3,023,500

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class D, 5.788%, 2/15/44	4,822,438	4,992,670

Ser. 11-C4, Class E, 5.265%, 6/15/44	1,764,768	1,679,177

FRB Ser. 14-C19, Class E, 5.135%, 3/15/47	2,794,000	2,008,607

Ser. 11-C4, Class F, 5.00%, 6/15/44	6,151,000	4,991,537

Ser. 11-C3, Class E, 5.00%, 3/15/44	1,601,000	1,381,823

FRB Ser. 12-C7, Class D, 4.988%, 6/15/45	2,086,000	1,939,542

FRB Ser. 13-UBS1, Class E, 4.78%, 3/15/46	2,810,000	2,061,135

FRB Ser. 12-C10, Class E, 4.601%, 12/15/45	3,645,000	2,808,928

FRB Ser. 13-C11, Class D, 4.347%, 3/15/45	2,967,000	2,666,128

Ser. 14-C19, Class D, 4.234%, 3/15/47	1,236,000	1,053,240

Ser. 14-C20, Class D, 3.986%, 5/15/47	6,328,000	4,895,467

Ser. 13-C12, Class E, 3.50%, 3/15/48	3,607,000	2,623,010

Ser. 13-C14, Class E, 3.25%, 6/15/46	3,222,000	2,142,952

FRB Ser. 12-C9, Class XA, IO, 2.241%, 11/15/45	72,530,449	5,515,215

FRB Ser. 11-C5, Class XA, IO, 1.929%, 11/15/44	34,602,819	2,178,940

FRB Ser. 12-C10, Class XA, IO, 1.821%, 12/15/45	46,899,763	3,150,726

FRB Ser. 13-C12, Class XA, IO, 1.515%, 3/15/48	20,654,875	1,087,634

FRB Ser. 13-C11, Class XA, IO, 1.493%, 3/15/45	29,747,766	1,421,134

		364,377,743

Residential mortgage-backed securities (non-agency) (8.8%)

BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2, 1.708%, 1/26/46	8,733,000	8,010,781

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
7.341%, 9/25/28	8,783,870	10,559,154

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
6.141%, 11/25/28	1,599,000	1,815,321

FRB Ser. 16-DNA3, Class M3, 5.991%, 12/25/28	4,290,000	4,842,314

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
5.641%, 10/25/28	11,460,000	12,679,461

Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3,
4.591%, 4/25/24	2,690,000	2,943,691

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
7.941%, 8/25/28	11,800,000	14,139,136

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
6.991%, 9/25/28	14,518,000	16,885,886

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.891%, 10/25/28	14,657,880	16,998,502

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
6.291%, 10/25/28	16,603,000	18,991,275

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.241%, 4/25/29	800,000	864,640

Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
4.641%, 9/25/29	4,423,000	4,557,867

Income Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (49.3%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	$134,710	$13

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	4,746,000	3,867,990

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR1, Class A2B, 1.791%, 1/25/45	1,621,384	1,450,875

FRB Ser. 05-AR11, Class A1C3, 1.501%, 8/25/45	2,959,749	2,774,507

FRB Ser. 05-AR19, Class A1C3, 1.491%, 12/25/45	3,916,076	3,719,489

FRB Ser. 05-AR13, Class A1C4, 1.421%, 10/25/45	12,575,579	11,279,508

FRB Ser. 05-AR17, Class A1B2, 1.401%, 12/25/45	4,345,749	4,041,981

FRB Ser. 05-AR2, Class 2A1B, 1.361%, 1/25/45	1,560,495	1,450,637

FRB Ser. 05-AR17, Class A1B3, 1.341%, 12/25/45	1,292,999	1,188,237

		143,061,265

Total mortgage-backed securities (cost $838,706,018)		$804,806,098

	Principal
CORPORATE BONDS AND NOTES (27.4%)*	amount	Value

Basic materials (1.4%)

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$626,000	$701,641

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	1,131,000	1,215,825

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	266,000	268,477

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	1,195,000	1,230,877

Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	352,000	490,328

Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	442,000	490,156

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	3,213,000	3,359,140

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	2,142,000	2,146,241

International Paper Co. sr. unsec. notes 8.70%, 6/15/38	382,000	551,150

Southern Copper Corp. sr. unsec. unsub. notes 5.375%,
4/16/20 (Peru)	200,000	216,750

Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	4,117,000	4,075,418

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	4,481,000	6,179,232

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	478,000	652,930

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	295,000	306,991

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	1,039,000	1,395,394

		23,280,550

Capital goods (0.9%)

Crown Americas, LLC/Crown Americas Capital Corp. IV company
guaranty sr. unsec. notes 4.50%, 1/15/23	450,000	464,625

Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,980,000	2,025,219

L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	341,000	350,100

28 Income Fund

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Capital goods cont.

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	$1,045,000	$1,366,400

Northrop Grumman Systems Corp. company guaranty sr. unsec.
unsub. notes 7.875%, 3/1/26	1,016,000	1,348,805

Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	6,574,000	6,658,811

United Technologies Corp. sr. unsec. unsub. notes 5.70%, 4/15/40	75,000	92,211

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	1,770,000	1,858,500

		14,164,671

Communication services (2.2%)

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	880,000	1,046,094

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	5,677,000	5,834,128

CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	1,061,000	1,102,599

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	3,864,000	4,537,777

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	1,360,000	1,457,575

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A company guaranty sr.
bonds 5.375%, 5/1/47	3,036,000	3,106,302

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	2,734,000	3,683,669

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	525,000	672,206

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	994,000	1,279,905

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	709,000	784,534

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	1,003,000	1,089,627

Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	1,450,000	1,445,018

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	1,436,000	1,531,276

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 6.40%, 4/30/40	634,000	815,968

Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	319,000	323,767

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	2,306,000	2,326,178

Verizon Communications, Inc. sr. unsec. unsub. notes 5.90%,
2/15/54 (units)	40,015	1,065,199

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	753,000	692,666

Videotron Ltd./Videotron Ltee. 144A sr. unsec. bonds 5.125%,
4/15/27 (Canada)	2,615,000	2,666,516

		35,461,004

Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Conglomerates (0.5%)

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	$7,575,000	$8,046,923

		8,046,923

Consumer cyclicals (4.4%)

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.85%, 3/1/39	799,000	1,110,888

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	652,000	799,866

21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	3,517,000	4,954,637

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	3,261,000	3,502,996

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	947,000	1,299,120

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	2,682,000	2,529,048

CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	1,455,000	1,451,896

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	1,291,000	1,387,527

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	2,842,000	4,373,196

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	2,590,000	3,267,042

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	350,000	444,530

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	1,395,000	1,524,007

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	2,197,000	2,183,893

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	786,000	800,156

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	1,230,000	1,238,466

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	4,487,000	4,533,090

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)	510,000	572,243

Grupo Televisa SAB sr. unsec. unsub. notes 5.00%, 5/13/45 (Mexico)	2,120,000	1,997,253

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24	915,000	921,863

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27	4,395,000	4,504,875

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23	506,000	649,523

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	199,000	222,707

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	1,593,000	1,732,822

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	495,000	503,315

IHS Markit Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	825,000	862,125

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	820,000	866,125

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	1,271,000	1,343,574

NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	555,000	581,648

30 Income Fund

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Consumer cyclicals cont.

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	$480,000	$501,682

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	1,931,000	1,940,107

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,901,000	1,915,590

Owens Corning company guaranty sr. unsec. sub. notes
9.00%, 6/15/19	2,875,000	3,236,362

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	2,317,000	2,362,974

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	829,000	844,891

QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	708,000	696,436

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	2,565,000	2,746,576

Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,630,000	2,656,300

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	454,000	452,005

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	577,000	541,350

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	683,000	723,426

Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	390,000	413,128

Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	1,990,000	2,030,242

		71,219,500

Consumer staples (2.7%)

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	520,000	551,394

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	2,293,000	2,504,995

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	651,000	663,389

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	430,000	465,734

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	4,198,000	6,424,565

Bacardi, Ltd. 144A unsec. notes 4.50%, 1/15/21 (Bermuda)	1,072,000	1,131,701

Constellation Brands, Inc. company guaranty sr. unsec. notes
3.875%, 11/15/19	274,000	285,874

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	675,000	683,239

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	1,900,000	2,079,392

CVS Health Corp. sr. unsec. unsub. notes 5.125%, 7/20/45	3,281,000	3,666,727

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	53,399	60,640

CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	1,516,974	1,892,063

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	506,000	632,783

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	1,961,000	1,870,463

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,161,000	1,459,269

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	1,882,000	2,070,371

Income Fund 31

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Consumer staples cont.

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	$720,000	$738,267

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)	715,000	724,907

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	400,000	384,165

Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	1,117,000	1,062,755

Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	1,361,000	1,705,197

Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	2,929,000	3,562,361

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	2,799,000	2,886,469

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	3,634,000	3,819,567

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	346,000	360,036

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	490,000	523,438

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	2,659,000	2,615,446

		44,825,207

Energy (3.0%)

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	2,047,000	2,284,696

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	5,429,000	6,107,625

Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	2,650,000	2,628,538

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	1,880,000	1,903,500

DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	749,000	730,275

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	1,781,000	1,776,548

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	944,000	947,398

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	1,447,000	1,469,585

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	664,000	864,935

Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	394,000	445,236

MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	2,385,000	2,415,821

Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	1,545,000	1,560,450

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	1,095,000	774,713

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,853,000	1,797,410

Pride International, LLC company guaranty sr. unsec. unsub. notes
7.875%, 8/15/40	2,160,000	1,976,400

Sabine Pass Liquefaction, LLC sr. notes 5.625%, 4/15/23	2,332,000	2,568,211

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	4,279,000	4,516,146

Sabine Pass Liquefaction, LLC 144A sr. bonds 4.20%, 3/15/28	1,110,000	1,111,474

32 Income Fund

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Energy cont.

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65%, 3/1/20	$180,000	$193,868

Spectra Energy Capital, LLC company guaranty sr. unsec. sub.
notes 6.20%, 4/15/18	97,000	100,914

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 8.00%, 10/1/19	487,000	546,500

Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	836,000	812,965

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	1,425,000	1,617,936

Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	4,570,000	4,609,988

Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	562,000	577,767

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	383,000	495,985

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	1,993,000	2,069,194

Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	476,000	487,110

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	1,181,000	1,225,288

		48,616,476

Financials (7.4%)

Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	177,000	234,159

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	1,425,000	1,475,288

Air Lease Corp. sr. unsec. unsub. notes 3.00%, 9/15/23	750,000	737,246

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	3,485,000	3,567,769

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,930,000	2,489,700

Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	2,441,000	2,270,857

Assurant, Inc. sr. unsec. notes 6.75%, 2/15/34	418,000	506,224

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	585,000	648,837

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	1,630,000	1,640,188

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	1,000,000	1,000,480

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	2,439,000	3,061,857

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	1,264,000	1,316,292

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	1,549,000	1,613,205

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	127,000	132,406

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	265,000	286,840

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	260,000	271,404

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	5,245,000	5,790,632

Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	945,000	951,486

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	1,437,000	1,447,065

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	966,000	1,040,444

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	2,319,000	2,441,058

Income Fund 33

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Financials cont.

CNA Financial Corp. sr. unsec. notes 3.95%, 5/15/24	$487,000	$503,563

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,755,000	1,812,038

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	1,399,000	1,653,579

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11.00%,
perpetual maturity (Netherlands)	941,000	1,098,618

Credit Agricole SA 144A unsec. sub. notes 4.375%, 3/17/25 (France)	1,950,000	1,989,369

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	539,000	561,908

Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	1,770,000	1,797,890

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	709,000	755,800

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	862,000	915,016

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	773,000	791,359

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	469,000	466,655

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	382,000	408,396

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,810,000	1,839,309

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	712,000	888,026

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	2,661,000	3,406,519

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	2,250,000	2,244,116

Hospitality Properties Trust sr. unsec. unsub. notes
4.65%, 3/15/24 R	184,000	189,265

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	656,000	663,213

HSBC Bank USA, NA unsec. sub. notes 7.00%, 1/15/39	1,500,000	2,030,646

HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	3,420,000	5,249,700

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	930,000	1,056,563

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,029,000	2,273,756

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	671,000	722,164

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	2,374,000	2,358,783

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	1,991,000	2,244,681

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	97,000	112,278

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	169,000	169,935

Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	4,072,000	4,385,088

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	1,609,000	1,665,148

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	1,949,000	3,164,131

34 Income Fund

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Financials cont.

Metropolitan Life Insurance Co. 144A unsec. sub. notes
7.80%, 11/1/25	$3,218,000	$4,184,076

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	112,000	119,028

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	1,151,000	1,195,025

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	1,875,000	1,753,125

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	757,000	953,790

Pacific LifeCorp 144A sr. unsec. notes 6.00%, 2/10/20	1,181,000	1,283,089

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	481,000	487,770

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	268,000	288,477

Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	851,000	1,119,419

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	1,522,000	1,625,342

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	465,000	465,745

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	2,000,000	2,092,014

Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	460,000	466,254

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	2,092,000	2,200,355

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	844,000	853,608

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	844,000	848,721

SL Green Realty Corp company guaranty sr. unsec. unsub. notes
5.00%, 8/15/18 R	889,000	917,914

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	1,785,000	1,873,575

Teachers Insurance & Annuity Association of America 144A unsec.
sub. bonds 4.90%, 9/15/44	311,000	341,999

Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	667,000	909,940

TIAA Asset Management Finance Co., LLC 144A sr. unsec. sub.
notes 4.125%, 11/1/24	60,000	61,843

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	3,180,000	3,513,900

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	2,216,000	2,196,411

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	731,000	980,952

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	200,000	210,885

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Jersey)	3,881,000	3,996,072

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	2,925,000	3,052,969

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	154,000	163,240

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	331,927

Income Fund 35

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Financials cont.

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	$562,000	$618,299

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	2,242,000	2,342,834

		121,789,547

Health care (1.1%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	793,000	799,750

Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	499,000	508,694

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. sub. notes 5.625%, 7/31/19	356,000	380,030

Fresenius Medical Care US Finance, Inc. 144A company guaranty
sr. unsec. unsub. notes 5.75%, 2/15/21	839,000	916,608

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	454,000	484,078

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	1,725,000	1,830,656

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	2,115,000	2,088,563

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	1,651,000	1,724,694

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	3,048,000	2,911,998

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	2,538,000	2,488,443

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	2,768,000	2,577,279

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.625%, 11/15/41	731,000	786,340

		17,497,133

Technology (1.4%)

Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	1,933,000	2,020,971

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	667,000	696,005

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	924,000	897,198

Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,468,000	1,489,649

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	3,787,000	4,185,911

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	946,000	1,224,386

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	4,299,000	4,639,343

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	319,000	336,638

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,377,000	2,277,285

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	5,149,000	4,970,247

		22,737,633

Transportation (0.3%)

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	1,140,000	1,345,738

Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 97-4, Class A, 6.90%, 1/2/18	40,873	41,506

Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 98-1, Class A, 6.648%, 9/15/17	18,944	19,228

Norfolk Southern Corp. sr. unsec. unsub. bonds 6.00%, 5/23/11	836,000	969,381

Penske Truck Leasing Co. Lp/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	1,732,000	1,679,339

36 Income Fund

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Transportation cont.

Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	$134,358	$148,465

United AirLines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	326,817	352,146

United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	321,653	328,488

		4,884,291

Utilities and power (2.1%)

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	382,000	435,480

American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	1,421,000	1,553,561

Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	435,000	508,117

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	292,000	311,483

Beaver Valley II Funding Corp. sr. bonds 9.00%, 6/1/17	6,000	6,036

Berkshire Hathaway Energy Co. sr. unsec. bonds 6.50%, 9/15/37	307,000	404,577

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	750,000	939,072

Boardwalk Pipelines LP company guaranty sr. unsec. unsub. FRB
4.45%, 7/15/27	379,000	387,737

Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	360,000	432,827

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	532,000	544,387

Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	544,000	568,551

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	634,000	678,601

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	622,000	800,742

Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	1,520,000	1,508,311

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	1,706,000	1,779,001

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	990,000	1,066,725

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	487,000	529,124

Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	169,000	170,155

Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	1,699,000	1,882,484

Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	585,000	633,286

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	2,032,000	2,251,696

Great Plains Energy, Inc. sr. unsec. unsub. bonds 4.85%, 4/1/47	2,980,000	3,027,492

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	382,000	482,415

ITC Holdings Corp. 144A sr. unsec. notes 6.05%, 1/31/18	247,000	254,213

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	955,000	970,707

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	1,091,000	1,115,527

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	562,000	573,256

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	270,000	357,586

Income Fund 37

	Principal
CORPORATE BONDS AND NOTES (27.4%)* cont.	amount	Value

Utilities and power cont.

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	$1,091,000	$1,162,967

Pacific Gas & Electric Co. sr. unsec. notes 6.35%, 2/15/38	221,000	290,049

Pacific Gas & Electric Co. sr. unsec. unsub. notes 5.80%, 3/1/37	589,000	731,086

PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	345,000	451,027

PPL WEM Ltd./Western Power Distribution, Ltd. 144A sr. unsec.
unsub. notes 5.375%, 5/1/21 (United Kingdom)	2,415,000	2,619,753

Puget Energy, Inc. sr. sub. notes 3.65%, 5/15/25	1,579,000	1,586,271

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	1,053,000	1,103,910

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	2,130,000	2,413,584

		34,531,796

Total corporate bonds and notes (cost $431,475,246)		$447,054,731

PURCHASED SWAP OPTIONS OUTSTANDING (0.9%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.54/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.54	$333,942,000	$370,676

1.495/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	333,942,000	217,062

(1.495)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	333,942,000	160,292

1.698/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.698	333,942,000	130,237

Barclays Bank PLC
2.62/3 month USD-LIBOR-BBA/May-37	May-17/2.62	111,314,000	2,435,550

Citibank, N.A.
2.25/3 month USD-LIBOR-BBA/Sep-27	Sep-17/2.25	222,628,000	2,905,295

2.368/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.368	166,971,000	2,137,229

1.6125/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.6125	445,256,000	583,285

2.062/3 month USD-LIBOR-BBA/May-27	May-17/2.062	445,256,000	391,825

1.954/3 month USD-LIBOR-BBA/May-27	May-17/1.954	166,971,000	56,770

Goldman Sachs International
1.884/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.884	333,942,000	467,519

JPMorgan Chase Bank N.A.
2.4427/3 month USD-LIBOR-BBA/May-27	May-17/2.4427	111,314,000	1,901,243

2.9498/3 month USD-LIBOR-BBA/May-27	May-17/2.9498	111,314,000	1,396,991

(2.81025)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.81025	222,628,000	932,811

1.999/3 month USD-LIBOR-BBA/Jul-27	Jul-17/1.999	111,314,000	355,093

Total purchased swap options outstanding (cost $15,128,964)			$14,441,878

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.2%)*	price	amount	Value

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/$98.51	$68,000,000	$953,972

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/98.63	68,000,000	886,584

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/98.76	68,000,000	821,236

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.25	52,000,000	447,772

38 Income Fund

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.2%)* cont.	price	amount	Value

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/$100.83	$68,000,000	$68

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.95	68,000,000	68

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.71	68,000,000	68

Total purchased options outstanding (cost $3,572,188)			$3,109,768

		Principal
ASSET-BACKED SECURITIES (0.8%)*		amount	Value

Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 16-5, Class A, 2.159%, 6/10/19		$5,948,000	$5,948,000

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1.891%, 2/25/49		7,657,000	7,657,000

Total asset-backed securities (cost $13,605,000)			$13,605,000

		Principal
MUNICIPAL BONDS AND NOTES (0.2%)*		amount	Value

CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34		$770,000	$1,091,236

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49		675,000	967,309

OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40		845,000	990,239

Total municipal bonds and notes (cost $2,294,735)			$3,048,784

	Principal amount/
SHORT-TERM INVESTMENTS (10.7%)*		shares	Value

Putnam Short Term Investment Fund 0.87% L	Shares	140,551,634	$140,551,634

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.68 P	Shares	2,122,000	2,122,000

U.S. Treasury Bills 0.771%, 7/13/17 # ∆ §		$11,686,000	11,668,401

U.S. Treasury Bills 0.800%, 7/6/17 # ∆ §		7,024,000	7,014,468

U.S. Treasury Bills 0.523%, 5/18/17 # §		6,799,000	6,796,818

U.S. Treasury Bills 0.508%, 5/11/17 # ∆ §		435,000	434,920

U.S. Treasury Bills 0.753%, 5/4/17 §		5,541,000	5,540,706

Total short-term investments (cost $174,128,451)			$174,128,947

TOTAL INVESTMENTS

Total investments (cost $3,091,807,814)			$3,079,991,450

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Income Fund 39

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,633,090,243.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,196,717,264 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra 30 yr (Long)	1,074	$174,994,875	Jun-17	$1,239,675

Total				$1,239,675

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/17 (premiums $18,016,887) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.082/3 month USD-LIBOR-BBA/Jul-20	Jul-17/2.082	$111,314,000	$43,412

(1.728)/3 month USD-LIBOR-BBA/Jul-20	Jul-17/1.728	111,314,000	231,533

(1.993)/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.993	333,942,000	701,278

Barclays Bank PLC

(2.905)/3 month USD-LIBOR-BBA/May-27	May-17/2.905	111,314,000	1,036,333

(2.40)/3 month USD-LIBOR-BBA/May-27	May-17/2.40	111,314,000	1,472,684

40 Income Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/17 (premiums $18,016,887) (Unaudited) cont.

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Citibank, N.A.

2.7055/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.7055	$166,971,000	$26,715

2.51275/3 month USD-LIBOR-BBA/May-27	May-17/2.51275	166,971,000	101,852

(2.068)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.068	166,971,000	303,887

(2.0625)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/2.0625	445,256,000	676,789

(2.196)/3 month USD-LIBOR-BBA/May-27	May-17/2.196	222,628,000	761,388

(2.218)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.218	166,971,000	913,331

(2.206)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.206	222,628,000	1,268,980

Goldman Sachs International

(1.674)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.674	333,942,000	166,971

(1.779)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.779	333,942,000	290,530

JPMorgan Chase Bank N.A.

(1.799)/3 month USD-LIBOR-BBA/Jul-27	Jul-17/1.799	222,628,000	244,891

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	21,202,000	1,004,763

2.534/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.534	111,314,000	1,128,724

(2.6657)/3 month USD-LIBOR-BBA/May-37	May-17/2.6657	111,314,000	3,263,728

Total			$13,637,789

WRITTEN OPTIONS OUTSTANDING at 4/30/17 (premiums $3,572,188) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/$99.20	$68,000,000	$611,252

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/99.32	68,000,000	557,192

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/99.45	68,000,000	505,852

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/99.88	68,000,000	349,384

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/100.01	68,000,000	311,304

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Call)	Jun-17/100.13	68,000,000	276,216

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Put)	Jun-17/99.25	52,000,000	194,116

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/100.26	68,000,000	68

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/99.69	68,000,000	68

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/100.38	68,000,000	68

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/99.81	68,000,000	68

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/100.13	68,000,000	68

Federal National Mortgage Association
30 yr 3.50% TBA commitments (Put)	May-17/99.56	68,000,000	68

Total			$2,805,724

Income Fund 41

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.

2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	$33,394,000	$(1,177,139)	$61,445

2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	33,394,000	(3,583,176)	44,514

(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	33,394,000	(3,583,176)	(288,658)

(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	33,394,000	(1,177,139)	(372,677)

2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	33,394,000	3,017,148	721,644

(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	33,394,000	3,017,148	(59,775)

Barclays Bank PLC

2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	33,394,000	(465,846)	78,810

(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	33,394,000	(465,846)	(189,010)

Credit Suisse International

2.165/3 month USD-LIBOR-BBA/
May-27 (Purchased)	May-17/2.165	250,339,150	(837,760)	(41,331)

(2.2725)/3 month USD-LIBOR-BBA/
May-27 (Written)	May-17/2.2725	125,169,575	837,760	(41,243)

Goldman Sachs International

2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	52,763

(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(45,016)

JPMorgan Chase Bank N.A.

2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	409,744

(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	(777,746)

2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	33,394,000	3,170,760	944,716

(5.00 Floor)/3 month USD-LIBOR-BBA/
Mar-21 (Written)	Mar-21/5.00	1,000,000	222,000	80,890

(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	33,394,000	3,170,760	(408,408)

Total			$(8,866,202)	$170,662

42 Income Fund

TBA SALE COMMITMENTS OUTSTANDING at 4/30/17 (proceeds receivable $715,716,367) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3.00%, 5/1/47	$2,000,000	5/11/17	$1,997,422

Federal National Mortgage Association, 4.00%, 5/1/47	11,000,000	5/11/17	11,586,093

Federal National Mortgage Association, 3.50%, 5/1/47	505,000,000	5/11/17	519,321,497

Federal National Mortgage Association, 3.00%, 6/1/47	10,000,000	6/13/17	9,972,656

Federal National Mortgage Association, 3.00%, 5/1/47	170,000,000	5/11/17	169,853,902

Government National Mortgage Association, 4.50%, 5/1/47	4,000,000	5/18/17	4,269,375

Government National Mortgage Association, 4.00%, 5/1/47	1,000,000	5/18/17	1,057,188

Total			$718,058,133

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$610,734,500 E	$(220,583)	6/21/19	1.75%	3 month USD-	$(1,573,971)
				LIBOR-BBA

273,484,200 E	(204,783)	6/21/22	3 month USD-	2.20%	2,829,524
			LIBOR-BBA

1,713,700 E	1,189	6/21/22	2.20%	3 month USD-	(17,825)
				LIBOR-BBA

9,957,600 E	(119,296)	6/21/27	3 month USD-	2.50%	82,544
			LIBOR-BBA

1,018,300 E	699	6/21/27	2.50%	3 month USD-	(19,942)
				LIBOR-BBA

15,208,400 E	(100,193)	6/21/47	2.70%	3 month USD-	(676,045)
				LIBOR-BBA

166,970,700	(169,185)	4/19/27	3 month USD-	2.297%	575,424
			LIBOR-BBA

166,970,700	398,516	4/19/27	2.435%	3 month USD-	(2,452,596)
				LIBOR-BBA

51,594,000	(684)	4/4/27	3 month USD-	2.39859%	740,968
			LIBOR-BBA

30,645,000	(425)	4/5/27	3 month USD-	2.3365%	265,146
			LIBOR-BBA

194,000	(3)	4/7/27	3 month USD-	2.3495%	1,893
			LIBOR-BBA

31,266,300	(415)	4/11/27	3 month USD-	2.30%	157,626
			LIBOR-BBA

31,266,300	(415)	4/11/27	3 month USD-	2.2955%	144,729
			LIBOR-BBA

31,266,300	(415)	4/11/27	3 month USD-	2.286%	117,581
			LIBOR-BBA

36,253,000	(481)	4/12/27	2.332%	3 month USD-	(288,759)
				LIBOR-BBA

49,845,000	(661)	4/18/27	3 month USD-	2.24947%	6,616
			LIBOR-BBA

33,230,000	(441)	4/18/27	2.26748%	3 month USD-	(60,005)
				LIBOR-BBA

33,230,000	(441)	4/18/27	3 month USD-	2.26833%	61,726
			LIBOR-BBA

Income Fund 43

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$18,771,000	$(249)	4/18/27	3 month USD-	2.217%	$(53,235)
			LIBOR-BBA

13,585,000	(180)	4/19/27	2.2205%	3 month USD-	34,230
				LIBOR-BBA

26,422,000	(350)	4/19/27	2.193%	3 month USD-	133,005
				LIBOR-BBA

49,176,000	(652)	4/21/27	2.16803%	3 month USD-	363,437
				LIBOR-BBA

11,137,000	(148)	4/21/27	2.162%	3 month USD-	88,452
				LIBOR-BBA

36,064,000	(478)	4/24/27	2.18336%	3 month USD-	220,944
				LIBOR-BBA

43,709,000	(579)	4/24/27	2.20876%	3 month USD-	166,290
				LIBOR-BBA

46,585,000	(618)	4/25/27	3 month USD-	2.1825%	(291,958)
			LIBOR-BBA

10,000	—	4/26/27	2.268%	3 month USD-	(15)
				LIBOR-BBA

236,805,000	(1,916)	4/26/22	1.93%	3 month USD-	(14,950)
				LIBOR-BBA

2,860,000	(38)	5/2/27	3 month USD-	2.2855%	7,844
			LIBOR-BBA

222,628,000	642,670	4/12/27	3 month USD-	2.43%	(3,122,985)
			LIBOR-BBA

Total	$219,445				$(2,574,307)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

$894,548	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(1,574)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,541,069	—	1/12/41	4.50% (1 month	Synthetic TRS Index	102
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC

2,879,739	—	1/12/36	(5.50% ) 1 month	Synthetic TRS Index	(1,256)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

221,292	—	1/12/40	4.50% (1 month	Synthetic MBX Index	435
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

704,005	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,239)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

44 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

$499,974	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$1,483
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,008,897	—	1/12/39	6.00% (1 month	Synthetic TRS Index	703
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,159,336	—	1/12/40	4.00% (1 month	Synthetic MBX Index	12,338
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

205,316	—	1/12/38	6.50% (1 month	Synthetic TRS Index	291
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

386,488	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,342
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,287,766	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,026)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,471,163	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,862
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,388,680	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(11,351)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,819,035	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,578
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

542,229	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(601)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,526,792	—	1/12/43	3.50% (1 month	Synthetic TRS Index	4,464
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

353,248	—	1/12/43	3.50% (1 month	Synthetic TRS Index	447
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,056,235	—	1/12/40	5.00% (1 month	Synthetic MBX Index	13,592
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

52,657,486	—	1/12/41	5.00% (1 month	Synthetic MBX Index	174,269
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

55,917,953	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(210,300)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Income Fund 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.

$4,307,966	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$14,257
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,020,744	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,378
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International

9,950,948	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(11,542)
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

1,581,190	—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	(4,739)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,016,817	—	1/12/43	3.50% (1 month	Synthetic TRS Index	1,287
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,623,981	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(2,908)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

5,377,195	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(4,927)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,097,100	—	1/12/44	3.50% (1 month	Synthetic TRS Index	3,918
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,426,259	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,030)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,785,532	—	1/12/44	3.50% (1 month	Synthetic TRS Index	3,524
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,029,840	—	1/12/44	3.50% (1 month	Synthetic TRS Index	2,568
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,026,733	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(2,775)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

9,256,982	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(14,834)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,241,773	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(5,195)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,248,896	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(2,978)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

13,888,558	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	24,443
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

46 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International

$2,608,511	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$3,697
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,012,266	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,852
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,298,199	—	1/12/39	6.00% (1 month	Synthetic TRS Index	4,390
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,527,534	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,582
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,117,228	—	1/12/41	4.50% (1 month	Synthetic TRS Index	74
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,733,727	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(14,042)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,402,658	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,275)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,879,739	—	1/12/36	5.50% (1 month	Synthetic TRS Index	1,256
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

238,680	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(420)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

81,453	—	1/12/39	6.00% (1 month	Synthetic TRS Index	57
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,505,025	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,746
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,114,811	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(19,236)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

189,657	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(713)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

505,694	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,902)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

869,178	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,232
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,858,720	—	1/12/38	6.50% (1 month	Synthetic TRS Index	4,052
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Income Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$4,522,075	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$3,152
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,607,472	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,869)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,119,429	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,673)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

5,628,051	—	1/12/44	3.50% (1 month	Synthetic TRS Index	7,120
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,217,386	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(5,156)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,672,125	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(4,648)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

7,063,652	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	21,525
			USD-LIBOR	3.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.

729,829	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,284)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,119,650	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,674)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

JPMorgan Securities LLC

10,969,217	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(29,572)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,443,423	—	1/12/44	(3.50%) 1 month	Synthetic TRS Index	(13,212)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

10,969,217	—	1/12/44	(4.00%) 1 month	Synthetic TRS Index	29,575
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,503,132	(12,042)	1/12/41	(5.00%) 1 month	Synthetic MBX Index	—
			USD-LIBOR	5.00% 30 year Ginnie
				Mae II pools

Total	$(12,042)				$(48,360)

48 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$13,534	$198,000	5/11/63	300 bp	$(8,484)

CMBX NA BBB– Index	BBB–/P	26,395	438,000	5/11/63	300 bp	(22,310)

CMBX NA BBB– Index	BBB–/P	54,079	876,000	5/11/63	300 bp	(43,332)

CMBX NA BBB– Index	BBB–/P	51,528	904,000	5/11/63	300 bp	(48,997)

Credit Suisse International

CMBX NA BB Index	—	(240,124)	1,711,000	1/17/47	(500 bp)	39,055

CMBX NA A Index	A/P	117,496	2,233,000	5/11/63	200 bp	27,134

CMBX NA A Index	A/P	400,988	8,056,000	5/11/63	200 bp	74,988

CMBX NA A Index	A/P	403,130	8,183,000	5/11/63	200 bp	71,991

CMBX NA A Index	A/P	546,813	11,238,000	5/11/63	200 bp	92,049

CMBX NA A Index	A/P	594,107	12,330,000	5/11/63	200 bp	95,153

CMBX NA A Index	A/P	11,938	287,000	1/17/47	200 bp	2,276

CMBX NA A Index	A/P	159,923	4,345,000	1/17/47	200 bp	13,641

CMBX NA BB Index	—	(237,205)	13,439,000	5/11/63	(500 bp)	2,288,879

CMBX NA BB Index	—	(605,791)	3,194,000	1/17/47	(500 bp)	(84,636)

CMBX NA BB Index	—	(8,311)	856,000	1/17/47	(500 bp)	131,359

CMBX NA BB Index	—	(110,507)	675,000	1/17/47	(500 bp)	(369)

CMBX NA BBB– Index	BBB–/P	84,623	694,000	5/11/63	300 bp	7,450

CMBX NA BBB– Index	BBB–/P	82,765	740,000	5/11/63	300 bp	354

CMBX NA BBB– Index	BBB–/P	81,819	1,040,000	5/11/63	300 bp	(33,829)

CMBX NA BBB– Index	BBB–/P	112,551	1,353,000	5/11/63	300 bp	(37,903)

CMBX NA BBB– Index	BBB–/P	143,972	1,697,000	5/11/63	300 bp	(44,735)

CMBX NA BBB– Index	BBB–/P	263,506	1,815,000	5/11/63	300 bp	61,678

CMBX NA BBB– Index	BBB–/P	243,852	1,846,000	5/11/63	300 bp	38,577

CMBX NA BBB– Index	BBB–/P	375,879	7,662,000	5/11/63	300 bp	(476,136)

CMBX NA BBB– Index	BBB–/P	143,564	2,186,000	1/17/47	300 bp	(31,514)

CMBX NA BBB– Index	BBB–/P	1,399,135	18,929,000	1/17/47	300 bp	(122,757)

Goldman Sachs International

CMBX NA BB Index	—	(650,111)	6,355,000	5/11/63	(500 bp)	544,417

CMBX NA BB Index	—	(241,670)	1,597,000	1/17/47	(500 bp)	18,907

CMBX NA A Index	A/P	65,795	1,256,000	5/11/63	200 bp	14,969

CMBX NA A Index	A/P	109,667	1,964,000	5/11/63	200 bp	30,190

CMBX NA A Index	A/P	148,581	3,016,000	5/11/63	200 bp	26,534

CMBX NA A Index	A/P	293,870	5,647,000	5/11/63	200 bp	65,355

CMBX NA A Index	A/P	285,860	5,647,000	5/11/63	200 bp	57,345

CMBX NA A Index	A/P	285,860	5,647,000	5/11/63	200 bp	57,345

CMBX NA A Index	A/P	388,995	7,644,000	5/11/63	200 bp	79,668

CMBX NA BB Index	—	(44,124)	302,000	5/11/63	(500 bp)	12,642

CMBX NA BB Index	—	(691,993)	3,408,000	1/17/47	(500 bp)	(135,921)

CMBX NA BB Index	—	(204,744)	1,211,000	1/17/47	(500 bp)	(7,150)

CMBX NA BBB– Index	BBB–/P	39,801	503,000	5/11/63	300 bp	(16,132)

CMBX NA BBB– Index	BBB–/P	34,791	667,000	5/11/63	300 bp	(39,379)

CMBX NA BBB– Index	BBB–/P	33,283	671,000	5/11/63	300 bp	(41,332)

Income Fund 49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.

CMBX NA BBB– Index	BBB–/P	$32,711	$671,000	5/11/63	300 bp	$(41,904)

CMBX NA BBB– Index	BBB–/P	68,535	1,006,000	5/11/63	300 bp	(43,332)

CMBX NA BBB– Index	BBB–/P	114,674	1,328,000	5/11/63	300 bp	(32,999)

CMBX NA BBB– Index	BBB–/P	200,757	1,446,000	5/11/63	300 bp	39,962

CMBX NA BBB– Index	BBB–/P	79,683	1,647,000	5/11/63	300 bp	(103,464)

CMBX NA BBB– Index	—	(165,621)	2,458,000	1/17/47	(300 bp)	32,002

CMBX NA BBB– Index	—	(90,175)	1,328,000	1/17/47	(300 bp)	16,596

CMBX NA BBB– Index	—	(63,203)	916,000	1/17/47	(300 bp)	10,444

CMBX NA BBB– Index	—	(56,114)	690,000	1/17/47	(300 bp)	(638)

CMBX NA BBB– Index	—	(34,268)	330,000	1/17/47	(300 bp)	(7,736)

CMBX NA BBB– Index	BBB–/P	126,786	1,819,000	1/17/47	300 bp	(19,462)

CMBX NA BBB– Index	BBB–/P	162,317	2,196,000	1/17/47	300 bp	(14,241)

CMBX NA BBB– Index	BBB–/P	484,607	6,153,000	1/17/47	300 bp	(10,094)

JPMorgan Securities LLC

CMBX NA A Index	A/P	106,467	1,965,000	5/11/63	200 bp	26,950

CMBX NA A Index	A/P	105,771	1,984,000	5/11/63	200 bp	25,485

CMBX NA A Index	A/P	132,031	2,730,000	5/11/63	200 bp	21,557

CMBX NA A Index	A/P	218,564	4,026,000	5/11/63	200 bp	55,645

CMBX NA A Index	A/P	590,493	11,640,000	5/11/63	200 bp	119,461

CMBX NA BB Index	—	(341,239)	2,427,000	5/11/63	(500 bp)	114,956

CMBX NA BB Index	—	(279,973)	1,931,000	5/11/63	(500 bp)	82,991

CMBX NA BB Index	—	(173,900)	1,308,000	5/11/63	(500 bp)	71,960

CMBX NA BB Index	—	(146,989)	1,022,000	5/11/63	(500 bp)	45,113

CMBX NA BB Index	—	(914,337)	5,341,000	1/17/47	(500 bp)	(42,863)

CMBX NA BBB– Index	BBB–/P	48,180	330,000	5/11/63	300 bp	11,484

CMBX NA BBB– Index	BBB–/P	21,466	348,000	5/11/63	300 bp	(17,232)

CMBX NA BBB– Index	BBB–/P	34,732	503,000	5/11/63	300 bp	(21,202)

CMBX NA BBB– Index	BBB–/P	75,904	613,000	5/11/63	300 bp	7,738

CMBX NA BBB– Index	BBB–/P	75,500	664,000	5/11/63	300 bp	1,663

CMBX NA BBB– Index	BBB–/P	78,081	688,000	5/11/63	300 bp	1,575

CMBX NA BBB– Index	BBB–/P	44,491	695,000	5/11/63	300 bp	(32,793)

CMBX NA BBB– Index	BBB–/P	37,031	695,000	5/11/63	300 bp	(40,253)

CMBX NA BBB– Index	BBB–/P	35,396	695,000	5/11/63	300 bp	(41,888)

CMBX NA BBB– Index	BBB–/P	87,751	718,000	5/11/63	300 bp	7,910

CMBX NA BBB– Index	BBB–/P	87,751	718,000	5/11/63	300 bp	7,910

CMBX NA BBB– Index	BBB–/P	118,604	823,000	5/11/63	300 bp	27,087

CMBX NA BBB– Index	BBB–/P	132,197	908,000	5/11/63	300 bp	31,228

CMBX NA BBB– Index	BBB–/P	62,645	1,418,000	5/11/63	300 bp	(95,037)

CMBX NA BBB– Index	BBB–/P	123,520	1,509,000	5/11/63	300 bp	(44,280)

CMBX NA BBB– Index	BBB–/P	251,940	1,702,000	5/11/63	300 bp	62,677

CMBX NA BBB– Index	BBB–/P	251,940	1,702,000	5/11/63	300 bp	62,677

CMBX NA BBB– Index	BBB–/P	227,587	1,838,000	5/11/63	300 bp	23,202

CMBX NA BBB– Index	BBB–/P	189,953	3,434,000	5/11/63	300 bp	(191,907)

50 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.

CMBX NA BBB– Index	—	$(18,721)	$348,000	1/17/47	(300 bp)	$9,258

CMBX NA BBB– Index	BBB–/P	2,848	54,000	1/17/47	300 bp	(1,494)

CMBX NA BBB– Index	BBB–/P	32,035	579,000	1/17/47	300 bp	(14,516)

CMBX NA BBB– Index	BBB–/P	30,743	1,176,000	1/17/47	300 bp	(63,807)

CMBX NA BBB– Index	BBB–/P	291,137	2,202,000	1/17/47	300 bp	114,096

CMBX NA BBB– Index	BBB–/P	612,163	5,064,000	1/17/47	300 bp	204,337

Total		$7,055,971				$3,011,862

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 28	B+/P	$5,459,560	$73,976,000	6/20/22	500 bp	$(459,123)
Index

Total		$5,459,560				$(459,123)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Income Fund 51

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$13,605,000	$—

Corporate bonds and notes	—	443,540,831	3,513,900

Mortgage-backed securities	—	804,806,098	—

Municipal bonds and notes	—	3,048,784	—

Purchased options outstanding	—	3,109,768	—

Purchased swap options outstanding	—	14,441,878	—

U.S. government and agency mortgage obligations	—	1,619,361,080	—

U.S. treasury obligations	—	435,164	—

Short-term investments	142,673,634	31,455,313	—

Totals by level	$142,673,634	$2,933,803,916	$3,513,900

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$1,239,675	$—	$—

Written options outstanding	—	(2,805,724)	—

Written swap options outstanding	—	(13,637,789)	—

Forward premium swap option contracts	—	170,662	—

TBA sale commitments	—	(718,058,133)	—

Interest rate swap contracts	—	(2,793,752)	—

Total return swap contracts	—	(36,318)	—

Credit default contracts	—	(9,962,792)	—

Totals by level	$1,239,675	$(747,123,846)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

52 Income Fund

Statement of assets and liabilities 4/30/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,951,256,180)	$2,939,439,816
Affiliated issuers (identified cost $140,551,634) (Notes 1 and 5)	140,551,634

Interest and other receivables	16,788,143

Receivable for shares of the fund sold	3,487,844

Receivable for investments sold	1,110,973

Receivable for sales of delayed delivery securities (Note 1)	666,820,631

Receivable for variation margin (Note 1)	1,143,299

Unrealized appreciation on forward premium swap option contracts (Note 1)	2,394,526

Unrealized appreciation on OTC swap contracts (Note 1)	5,442,511

Premium paid on OTC swap contracts (Note 1)	5,331,162

Prepaid assets	75,148

Total assets	3,782,585,687

LIABILITIES

Payable to custodian	1,174,587

Payable for investments purchased	2,977,613

Payable for purchases of delayed delivery securities (Note 1)	1,379,899,039

Payable for shares of the fund repurchased	8,678,907

Payable for compensation of Manager (Note 2)	536,517

Payable for custodian fees (Note 2)	110,483

Payable for investor servicing fees (Note 2)	455,053

Payable for Trustee compensation and expenses (Note 2)	510,382

Payable for administrative services (Note 2)	6,923

Payable for distribution fees (Note 2)	329,928

Payable for variation margin (Note 1)	828,878

Unrealized depreciation on OTC swap contracts (Note 1)	2,479,009

Premium received on OTC swap contracts (Note 1)	12,375,091

Unrealized depreciation on forward premium swap option contracts (Note 1)	2,223,864

Written options outstanding, at value (premiums $21,589,075) (Notes 1 and 3)	16,443,513

TBA sale commitments, at value (proceeds receivable $715,716,367) (Note 1)	718,058,133

Collateral on certain derivative contracts, at value (Note 1)	2,122,000

Other accrued expenses	285,524

Total liabilities	2,149,495,444

Net assets	$1,633,090,243

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,765,380,693

Undistributed net investment income (Note 1)	24,527,624

Accumulated net realized loss on investments (Note 1)	(149,145,915)

Net unrealized depreciation of investments	(7,672,159)

Total — Representing net assets applicable to capital shares outstanding	$1,633,090,243

(Continued on next page)

Income Fund 53

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($696,683,598 divided by 101,071,273 shares)	$6.89

Offering price per class A share (100/96.00 of $6.89)*	$7.18

Net asset value and offering price per class B share ($21,577,584 divided by 3,163,852 shares)**	$6.82

Net asset value and offering price per class C share ($148,909,738 divided by 21,785,311 shares)**	$6.84

Net asset value and redemption price per class M share
($82,849,358 divided by 12,337,098 shares)	$6.72

Offering price per class M share (100/96.75 of $6.72)†	$6.95

Net asset value, offering price and redemption price per class R share
($21,210,374 divided by 3,104,168 shares)	$6.83

Net asset value, offering price and redemption price per class R5 share
($5,067,000 divided by 726,549 shares)	$6.97

Net asset value, offering price and redemption price per class R6 share
($71,266,265 divided by 10,180,147 shares)	$7.00

Net asset value, offering price and redemption price per class Y share
($585,526,326 divided by 83,685,371 shares)	$7.00

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

54 Income Fund

Statement of operations Six months ended 4/30/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $432,206 from investments in affiliated issuers) (Note 5)	$39,720,859

Total investment income	39,720,859

EXPENSES

Compensation of Manager (Note 2)	3,378,172

Investor servicing fees (Note 2)	1,422,862

Custodian fees (Note 2)	88,087

Trustee compensation and expenses (Note 2)	50,752

Distribution fees (Note 2)	2,115,356

Administrative services (Note 2)	31,572

Other	337,707

Total expenses	7,424,508

Expense reduction (Note 2)	(2,164)

Net expenses	7,422,344

Net investment income	32,298,515

Net realized loss on investments (Notes 1 and 3)	(31,562,445)

Net realized gain on swap contracts (Note 1)	34,011,344

Net realized loss on futures contracts (Note 1)	(22,202,052)

Net realized loss on written options (Notes 1 and 3)	(8,676,009)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the period	23,234,436

Net loss on investments	(5,194,726)

Net increase in net assets resulting from operations	$27,103,789

The accompanying notes are an integral part of these financial statements.

Income Fund 55

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/17*	Year ended 10/31/16

Operations

Net investment income	$32,298,515	$74,333,163

Net realized loss on investments	(28,429,162)	(18,581,231)

Net unrealized appreciation (depreciation) of investments	23,234,436	(7,275,351)

Net increase in net assets resulting from operations	27,103,789	48,476,581

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(13,134,896)	(28,623,921)

Class B	(323,371)	(631,520)

Class C	(2,265,946)	(4,581,717)

Class M	(1,438,118)	(2,712,807)

Class R	(372,546)	(809,709)

Class R5	(96,747)	(161,676)

Class R6	(1,363,474)	(3,805,161)

Class Y	(10,944,146)	(22,926,353)

Decrease from capital share transactions (Note 4)	(255,394,682)	(473,197,169)

Total decrease in net assets	(258,230,137)	(488,973,452)

NET ASSETS

Beginning of period	1,891,320,380	2,380,293,832

End of period (including undistributed net investment
income of $24,527,624 and $22,168,353, respectively)	$1,633,090,243	$1,891,320,380

* Unaudited.

The accompanying notes are an integral part of these financial statements.

56 Income Fund

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Income Fund 57

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

April 30, 2017**	$6.89	.13	(.01)	.12	(.12)	(.12)	$6.89	1.78*	$696,684	.44*	1.87*	571*e

October 31, 2016	6.94	.24	(.08)	.16	(.21)	(.21)	6.89	2.33	829,643	.87[d]	3.45[d]	981[e]

October 31, 2015	7.26	.18	(.28)	(.10)	(.22)	(.22)	6.94	(1.37)	1,087,633.85		2.52	793[e]

October 31, 2014	7.20	.27	.12	.39	(.33)	(.33)	7.26	5.57	1,004,198.85		3.67	505[e]

October 31, 2013	7.27	.29	(.12)	.17	(.24)	(.24)	7.20	2.31	783,735.87		4.03	267[f]

October 31, 2012	6.84	.21	.43	.64	(.21)	(.21)	7.27	9.59	878,866.86		3.02	204[f]

Class B

April 30, 2017**	$6.82	.10	—[g]	.10	(.10)	(.10)	$6.82	1.43*	$21,578	.81*	1.51*	571*e

October 31, 2016	6.87	.18	(.07)	.11	(.16)	(.16)	6.82	1.59	24,859	1.62[d]	2.70[d]	981[e]

October 31, 2015	7.19	.13	(.28)	(.15)	(.17)	(.17)	6.87	(2.11)	30,089	1.60	1.77	793[e]

October 31, 2014	7.13	.21	.13	.34	(.28)	(.28)	7.19	4.79	32,142	1.60	2.94	505[e]

October 31, 2013	7.20	.23	(.12)	.11	(.18)	(.18)	7.13	1.58	34,514	1.62	3.28	267[f]

October 31, 2012	6.78	.16	.42	.58	(.16)	(.16)	7.20	8.75	41,215	1.61	2.27	204[f]

Class C

April 30, 2017**	$6.84	.10	—[g]	.10	(.10)	(.10)	$6.84	1.41*	$148,910	.81*	1.51*	571*e

October 31, 2016	6.88	.18	(.06)	.12	(.16)	(.16)	6.84	1.74	180,492	1.62[d]	2.70[d]	981[e]

October 31, 2015	7.21	.13	(.29)	(.16)	(.17)	(.17)	6.88	(2.24)	221,882	1.60	1.76	793[e]

October 31, 2014	7.15	.21	.13	.34	(.28)	(.28)	7.21	4.84	181,142	1.60	2.96	505[e]

October 31, 2013	7.22	.24	(.13)	.11	(.18)	(.18)	7.15	1.58	133,269	1.62	3.28	267[f]

October 31, 2012	6.80	.16	.42	.58	(.16)	(.16)	7.22	8.72	166,407	1.61	2.27	204[f]

Class M

April 30, 2017**	$6.72	.12	(.01)	.11	(.11)	(.11)	$6.72	1.73*	$82,849	.56*	1.76*	571*e

October 31, 2016	6.77	.21	(.06)	.15	(.20)	(.20)	6.72	2.21	88,869	1.12[d]	3.20[d]	981[e]

October 31, 2015	7.10	.16	(.28)	(.12)	(.21)	(.21)	6.77	(1.74)	103,524	1.10	2.26	793[e]

October 31, 2014	7.05	.24	.13	.37	(.32)	(.32)	7.10	5.31	121,065	1.10	3.43	505[e]

October 31, 2013	7.12	.27	(.12)	.15	(.22)	(.22)	7.05	2.15	128,376	1.12	3.79	267[f]

October 31, 2012	6.71	.19	.42	.61	(.20)	(.20)	7.12	9.27	151,113	1.11	2.77	204[f]

Class R

April 30, 2017**	$6.84	.12	(.02)	.10	(.11)	(.11)	$6.83	1.54*	$21,210	.56*	1.76*	571*e

October 31, 2016	6.88	.22	(.07)	.15	(.19)	(.19)	6.84	2.29	25,266	1.12[d]	3.21[d]	981[e]

October 31, 2015	7.21	.16	(.28)	(.12)	(.21)	(.21)	6.88	(1.73)	29,237	1.10	2.25	793[e]

October 31, 2014	7.16	.25	.12	.37	(.32)	(.32)	7.21	5.27	21,255	1.10	3.42	505[e]

October 31, 2013	7.23	.27	(.12)	.15	(.22)	(.22)	7.16	2.11	8,040	1.12	3.79	267[f]

October 31, 2012	6.81	.19	.43	.62	(.20)	(.20)	7.23	9.26	5,265	1.11	2.77	204[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 Income Fund	Income Fund 59

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class R5

April 30, 2017**	$6.97	.14	(.01)	.13	(.13)	(.13)	$6.97	1.93*	$5,067	.29*	2.03*	571*e

October 31, 2016	7.02	.26	(.08)	.18	(.23)	(.23)	6.97	2.66	5,069	.57[d]	3.76[d]	981[e]

October 31, 2015	7.35	.20	(.28)	(.08)	(.25)	(.25)	7.02	(1.16)	4,463.56		2.77	793[e]

October 31, 2014	7.29	.27	.15	.42	(.36)	(.36)	7.35	5.83	2,683.58		3.71	505[e]

October 31, 2013	7.35	.32	(.12)	.20	(.26)	(.26)	7.29	2.75	11.58		4.33	267[f]

October 31, 2012†	7.11	.08	.23	.31	(.07)	(.07)	7.35	4.39*	10	.19*	1.12*	204[f]

Class R6

April 30, 2017**	$7.00	.14	(.01)	.13	(.13)	(.13)	$7.00	1.92*	$71,266	.25*	2.06*	571*e

October 31, 2016	7.04	.27	(.08)	.19	(.23)	(.23)	7.00	2.80	76,616	.50[d]	3.82[d]	981[e]

October 31, 2015	7.36	.20	(.27)	(.07)	(.25)	(.25)	7.04	(1.02)	123,635.49		2.82	793[e]

October 31, 2014	7.29	.29	.14	.43	(.36)	(.36)	7.36	5.98	48,755.51		3.97	505[e]

October 31, 2013	7.36	.31	(.12)	.19	(.26)	(.26)	7.29	2.62	6,188.51		4.25	267[f]

October 31, 2012†	7.11	.08	.24	.32	(.07)	(.07)	7.36	4.54*	10	.17*	1.14*	204[f]

Class Y

April 30, 2017**	$6.99	.14	—[g]	.14	(.13)	(.13)	$7.00	2.00*	$585,526	.31*	1.99*	571*e

October 31, 2016	7.03	.26	(.08)	.18	(.22)	(.22)	6.99	2.68	660,506	.62[d]	3.71[d]	981[e]

October 31, 2015	7.36	.20	(.29)	(.09)	(.24)	(.24)	7.03	(1.27)	779,830.60		2.76	793[e]

October 31, 2014	7.29	.29	.13	.42	(.35)	(.35)	7.36	5.90	461,835.60		3.93	505[e]

October 31, 2013	7.36	.31	(.13)	.18	(.25)	(.25)	7.29	2.52	133,717.62		4.30	267[f]

October 31, 2012	6.91	.23	.45	.68	(.23)	(.23)	7.36	10.00	193,550.61		3.26	204[f]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	730%

October 31, 2012	679

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

60 Income Fund	Income Fund 61

Notes to financial statements 4/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through April 30, 2017.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

62 Income Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain

Income Fund 63

other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at

64 Income Fund

the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the

Income Fund 65

underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a

66 Income Fund

specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,840,729 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,693,303 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2016, the fund had a capital loss carryover of $99,833,962 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$36,522,463	$—	$36,522,463	*

63,311,499	N/A	63,311,499	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $3,122,644,928, resulting in gross unrealized appreciation and depreciation of $36,165,226 and $78,818,704, respectively, or net unrealized depreciation of $42,653,478.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined

Income Fund 67

in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.196% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

68 Income Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$642,621	Class R5	3,040

Class B	19,528	Class R6	17,968

Class C	138,641	Class Y	510,159

Class M	71,763	Total	$1,422,862

Class R	19,142

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,164 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,255, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$932,462

Class B	1.00%	1.00%	113,440

Class C	1.00%	1.00%	805,422

Class M	1.00%	0.50%	208,438

Class R	1.00%	0.50%	55,594

Total			$2,115,356

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,234 and $526 from the sale of class A and class M shares, respectively, and received $3,254 and $751 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $32 on class A redemptions.

Income Fund 69

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$13,496,845,084	$13,981,431,393

U.S. government securities (Long-term)	—	—

Total	$13,496,845,084	$13,981,431,393

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$2,647,684,600	$6,716,193	$1,000,000,000	$5,117,188

Options opened	18,083,861,475	54,627,379	1,416,000,000	6,719,063

Options exercised	(1,001,825,400)	(4,020,437)	—	—

Options expired	(7,760,611,150)	(17,393,509)	—	—

Options closed	(8,237,427,950)	(21,912,739)	(1,548,000,000)	(8,264,063)

Written options outstanding at the
end of the reporting period	$3,731,681,575	$18,016,887	$868,000,000	$3,572,188

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	6,085,310	$41,592,096	17,420,831	$119,476,416

Shares issued in connection with
reinvestment of distributions	1,691,961	11,516,969	3,638,187	24,927,008

	7,777,271	53,109,065	21,059,018	144,403,424

Shares repurchased	(27,061,541)	(184,624,661)	(57,474,861)	(394,878,288)

Net decrease	(19,284,270)	$(131,515,596)	(36,415,843)	$(250,474,864)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	107,652	$727,647	473,905	$3,215,137

Shares issued in connection with
reinvestment of distributions	41,096	276,963	80,018	543,022

	148,748	1,004,610	553,923	3,758,159

Shares repurchased	(628,437)	(4,242,717)	(1,291,032)	(8,770,404)

Net decrease	(479,689)	$(3,238,107)	(737,109)	$(5,012,245)

70 Income Fund

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,063,161	$7,196,784	4,430,148	$30,109,030

Shares issued in connection with
reinvestment of distributions	271,934	1,836,616	530,664	3,609,062

	1,335,095	9,033,400	4,960,812	33,718,092

Shares repurchased	(5,949,885)	(40,256,441)	(10,799,205)	(73,554,564)

Net decrease	(4,614,790)	$(31,223,041)	(5,838,393)	$(39,836,472)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	97,346	$650,559	482,758	$3,218,271

Shares issued in connection with
reinvestment of distributions	30,879	204,858	75,824	506,747

	128,225	855,417	558,582	3,725,018

Shares repurchased	(1,013,452)	(6,769,757)	(2,618,370)	(17,563,768)

Net decrease	(885,227)	$(5,914,340)	(2,059,788)	$(13,838,750)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	360,714	$2,438,407	1,215,839	$8,277,029

Shares issued in connection with
reinvestment of distributions	46,116	311,399	101,647	691,080

	406,830	2,749,806	1,317,486	8,968,109

Shares repurchased	(998,507)	(6,737,605)	(1,868,141)	(12,738,129)

Net decrease	(591,677)	$(3,987,799)	(550,655)	$(3,770,020)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	60,766	$419,912	201,050	$1,396,092

Shares issued in connection with
reinvestment of distributions	14,044	96,747	23,308	161,676

	74,810	516,659	224,358	1,557,768

Shares repurchased	(75,017)	(519,033)	(133,296)	(926,116)

Net increase (decrease)	(207)	$(2,374)	91,062	$631,652

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	1,397,360	$9,662,901	6,606,750	$45,915,509

Shares issued in connection with
reinvestment of distributions	197,165	1,363,474	547,491	3,805,161

	1,594,525	11,026,375	7,154,241	49,720,670

Shares repurchased	(2,362,321)	(16,396,149)	(13,772,333)	(96,559,360)

Net decrease	(767,796)	$(5,369,774)	(6,618,092)	$(46,838,690)

Income Fund 71

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	19,355,714	$134,103,530	39,476,008	$274,933,198

Shares issued in connection with
reinvestment of distributions	1,322,815	9,139,785	2,737,526	19,027,590

	20,678,529	143,243,315	42,213,534	293,960,788

Shares repurchased	(31,434,443)	(217,386,966)	(58,632,097)	(408,018,568)

Net decrease	(10,755,914)	$(74,143,651)	(16,418,563)	$(114,057,780)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,684	0.23%	$11,737

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$185,198,930	$423,516,095	$468,163,391	$432,206	$140,551,634

Totals	$185,198,930	$423,516,095	$468,163,391	$432,206	$140,551,634

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$352,600,000

Purchased swap option contracts (contract amount)	$3,413,000,000

Written TBA commitment option contracts (contract amount) (Note 3)	$660,600,000

Written swap option contracts (contract amount) (Note 3)	$3,714,000,000

Futures contracts (number of contracts)	1,000

Centrally cleared interest rate swap contracts (notional)	$2,590,600,000

OTC total return swap contracts (notional)	$337,700,000

OTC credit default contracts (notional)	$168,000,000

Centrally cleared credit default contracts (notional)	$31,700,000

72 Income Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Payables, Net
assets — Unrealized
Credit contracts	Receivables	$8,458,386	depreciation	$18,421,178*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	28,049,607*	depreciation	28,361,207*

Total		$36,507,993		$46,782,385

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(86,245)	$(86,245)

Interest rate contracts	(11,724,588)	(22,202,052)	34,097,589	$170,949

Total	$(11,724,588)	$(22,202,052)	$34,011,344	$84,704

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$1,154,094	$1,154,094

Interest rate contracts	1,189,488	11,179,447	(4,882,508)	$7,486,427

Total	$1,189,488	$11,179,447	$(3,728,414)	$8,640,521

Income Fund 73

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$ 706,987	$—	$—	$—	$—	$—	$—	$ 706,987

OTC Total return swap contracts*#	102	216,804	—	17,635	35,740	54,735	—	41,617	—	366,633

OTC Credit default contracts*#	—	—	—	—	3,576,226	2,725,586	—	2,156,574	—	8,458,386

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	436,312	436,312

Forward premium swap option contracts#	827,603	78,810	—	—	—	52,763	1,435,350	—	—	2,394,526

Purchased swap options**#	878,267	2,435,550	—	6,074,404	—	467,519	4,586,138	—	—	14,441,878

Purchased options **#	—	—	—	—	—	—	3,109,768	—	—	3,109,768

Total Assets	$1,705,972	$2,731,164	$706,987	$6,092,039	$3,611,966	$3,300,603	$9,131,256	$2,198,191	$436,312	$29,914,490

Liabilities:

Centrally cleared interest rate	—	—	782,023	—	—	—	—	—	—	782,023
swap contracts§

OTC Total return swap contracts*#	1,574	228,773	—	—	55,928	66,934	6,958	42,784	—	402,951

OTC Credit default contracts*#	268,659	—	—	—	5,427,644	2,947,544	—	3,858,648	—	12,502,495

Centrally cleared credit default contracts§	—	—	46,855	—	—	—	—	—	—	46,855

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	721,110	189,010	—	—	82,574	45,016	1,186,154	—	—	2,223,864

Written swap options#	976,223	2,509,017	—	4,052,942	—	457,501	5,642,106	—	—	13,637,789

Written options#	—	—	—	—	—	—	2,805,724	—	—	2,805,724

Total Liabilities	$1,967,566	$2,926,800	$828,878	$4,052,942	$5,566,146	$3,516,995	$9,640,942	$3,901,432	$—	$32,401,701

Total Financial and Derivative	$(261,594)	$(195,636)	$(121,891)	$2,039,097	$(1,954,180)	$(216,392)	$(509,686)	$(1,703,241)	$436,312	$(2,487,211)
Net Assets

Total collateral received (pledged)†##	$—	$(195,636)	$—	$1,930,000	$(1,853,030)	$(216,392)	$(509,686)	$(1,703,241)	$—

Net amount	$(261,594)	$—	$(121,891)	$109,097	$(101,150)	$—	$—	$—	$436,312

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

74 Income Fund	Income Fund 75

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

76 Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA035 306334 6/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017